Exhibit 10.1

AWARD/CONTRACT		1. THIS CONTRACT IS A RATED ORDER			RATING	PAGE	OF	PAGES
		UNDER DPAS (15 CFR 700)			DX-C9	1		66
2. CONTRACT (Proc. Inst. Ident.) NO.		3. EFFECTIVE DATE		4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
HQ0147-14-C-7002				HQ0147434727
5. ISSUED BY	CODE	HQ0147	6. ADMINISTERED BY (If other than Item 5)		CODE	S3309A
MISSILE DEFENSE AGENCY (MDA)			DCMA LONG ISLAND
CONTRACTS DIRECTORATE			605 STEWART AVENUE
BLDG 5222 MARTIN RD			GARDEN CITY NY 11530-4761				SCD: A
REDSTONE ARSENAL AL 35898-0001

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)					8. DELIVERY
APPLIED DNA SCIENCES, INC.					[ ] FOB ORIGIN [ X ] OTHER (See below)
50 HEALTH SCIENCES DR					9. DISCOUNT FOR PROMPT PAYMENT
STONY BROOK NY 11790-3349
					10. SUBMIT INVOICES 1	ITEM
(4 copies unless otherwise specified)
					TO THE ADDRESS	Section G
CODE 5XPT1		FACILITY CODE			SHOWN IN:
11. SHIP TO/MARK FOR	CODE	HQ0147	12. PAYMENT WILL BE MADE BY		CODE	HQ0337
MISSILE DEFENSE AGENCY (MDA)			DFAS COLUMBUS CENTER
BLDG 5222 MARTIN RD			NORTH ENTITLEMENT OPERATIONS
REDSTONE ARSENAL AL 35898-0001			P.O. BOX 182266
COLUMBUS OH 43218-2266

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN			14. ACCOUNTING AND APPROPRIATION DATA
COMPETITION:			See Schedule
[ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )
15A. ITEM NO.	15B. SUPPLIES/ SERVICES		15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT

SEE SCHEDULE

			15G. TOTAL AMOUNT OF CONTRACT			$974,882.00
16. TABLE OF CONTENTS
(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
X	A	SOLICITATION/ CONTRACT FORM	1	X	I	CONTRACT CLAUSES	48 - 65
X	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	2 - 26	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
X	C	DESCRIPTION/ SPECS./ WORK STATEMENT	27	X	J	LIST OF ATTACHMENTS	66
X	D	PACKAGING AND MARKING	28	PART IV - REPRESENTATIONS AND INSTRUCTIONS
X	E	INSPECTION AND ACCEPTANCE	29 - 30		K	REPRESENTATIONS, CERTIFICATIONS AND
X	F	DELIVERIES OR PERFORMANCE	31 - 34			OTHER STATEMENTS OF OFFERORS
X	G	CONTRACT ADMINISTRATION DATA	35 - 38		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
X	H	SPECIAL CONTRACT REQUIREMENTS	39 - 47		M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
17. [X] CONTRACTOR’S NEGOTIATED AGREEMENT Contractor is required to sign this document and return1 copies to  issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein.  The rights and obligations of the parties to this contract shall be subject to and governed by the following documents:  (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein.
 (Attachments are listed herein.)
18. [ ] AWARD (Contractor is not required to sign this document.)Your offer on Solicitation Number including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets.  This award consummates the contract which consists of the following documents:  (a) the Government’s solicitation and your offer, and  (b) this award/contract.   No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)				20A. NAME OF CONTRACTING OFFICER

				TEL:		EMAIL:
19B. NAME OF CONTRACTOR		19C. DATE SIGNED		20B. UNITED STATES OF AMERICA			20C. DATE SIGNED

BY				BY
(Signature of person authorized to sign)					(Signature of Contracting Officer)
AUTHORIZED FOR LOCAL REPRODUCTION Previous edition is usable	STANDARD FORM 26 (REV. 4/2008) Prescribed by GSA FAR (48 CFR) 53.214(a)

					HQ0147-14-C-7002

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001		1	Each	$18,449.00	$18,449.00
	Ph II, Month 1, Research & Development
	FFP

The Contractor shall perform research and development efforts IAW its Technical Proposal # B2-1973, Title: “Marking of Components for Avoidance of Counterfeit Parts”, Dated: October 7, 2013. (Tasks 1-5) Integrated scope and design development.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$18,449.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000101					$0.00
	Informational Funding SLIN for CLIN 0001
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$0.00

	ACRN AA				$18,449.00
	CIN: HQ0147434727000101

FSC CD: AC22

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ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002		1	Each	$18,449.00	$18,449.00
	Ph II, Month 2, Research & Development
	FFP

The Contractor shall perform research and development efforts IAW its Technical Proposal # B2-1973, Title: “Marking of Components for Avoidance of Counterfeit Parts”, Dated: October 7, 2013. (Tasks 1-5) Integrated scope and design development.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$18,449.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000201					$0.00
	Informational Funding SLIN for CLIN 0002
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$0.00

	ACRN AA				$18,449.00
	CIN: HQ0147434727000201

FSC CD: AC22

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ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003		1	Each	$31,365.00	$31,365.00
	Ph II, Month 3, Research & Development
	FFP

The Contractor shall perform research and development efforts IAW its Technical Proposal # B2-1973, Title: “Marking of Components for Avoidance of Counterfeit Parts”, Dated: October 7, 2013. (Tasks 1-5) Integrated scope and design finalized.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$31,365.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000301					$0.00
	Informational Funding SLIN for CLIN 0003
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$0.00

	ACRN AA				$31,365.00
	CIN: HQ0147434727000301

FSC CD: AC22

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ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004		1	Each	$41,811.00	$41,811.00
	Ph II, Month 4, Research & Development
	FFP

The Contractor shall perform research and development efforts IAW its Technical Proposal # B2-1973, Title: “Marking of Components for Avoidance of Counterfeit Parts”, Dated: October 7, 2013. (Tasks 1-2) High volume marking implementation; Plan for scale-up of personnel, product, production, facilities, sourcing and optical reader development.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$41,811.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000401					$0.00
	Informational Funding SLIN for CLIN 0004
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$0.00

	ACRN AA				$41,811.00
	CIN: HQ0147434727000401

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ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005		1	Each	$112,227.00	$112,227.00
	Ph II, Month 5, Research & Development
	FFP

The Contractor shall perform research and development efforts IAW its Technical Proposal # B2-1973, Title: “Marking of Components for Avoidance of Counterfeit Parts”, Dated: October 7, 2013. (Tasks 1-5) Integrated scope and design development.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$112,227.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000501					$0.00
	Informational Funding SLIN for CLIN 0005
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$0.00

	ACRN AA				$112,227.00
	CIN: HQ0147434727000501

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ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0006		1	Each	$23,061.00	$23,061.00
	Ph II, Month 6, Research & Development
	FFP

The Contractor shall perform research and development efforts IAW its Technical Proposal # B2-1973, Title: “Marking of Components for Avoidance of Counterfeit Parts”, Dated: October 7, 2013. (Tasks 1-2) High volume marking implementation; Plan for scale-up of personnel, product, production, facilities, sourcing and optical reader development.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$23,061.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000601					$0.00
	Informational Funding SLIN for CLIN 0006
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$0.00

	ACRN AA				$23,061.00
	CIN: HQ0147434727000601

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ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0007		1	Each	$99,311.00	$99,311.00
	Ph II, Month 7, Research & Development
	FFP

The Contractor shall perform research and development efforts IAW its Technical Proposal # B2-1973, Title: “Marking of Components for Avoidance of Counterfeit Parts”, Dated: October 7, 2013. (Tasks 1-2) High volume marking implementation; Plan for scale-up of personnel, product, production, facilities, sourcing and optical reader development.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$99,311.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000701					$0.00
	Informational Funding SLIN for CLIN 0007
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$0.00

	ACRN AA				$99,311.00
	CIN: HQ0147434727000701

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ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0008		1	Each	$35,977.00	$35,977.00
	Ph II, Month 8, Research & Development
	FFP

The Contractor shall perform research and development efforts IAW its Technical Proposal # B2-1973, Title: “Marking of Components for Avoidance of Counterfeit Parts”, Dated: October 7, 2013. (Tasks 1-2) High volume marking implementation; Plan for scale-up of personnel, product, production, facilities, sourcing and optical reader development.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$35,977.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000801					$0.00
	Informational Funding SLIN for CLIN 0008
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$0.00

	ACRN AA				$35,977.00
	CIN: HQ0147434727000801

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					HQ0147-14-C-7002 Page 10 of 66

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0009		1	Each	$53,061.00	$53,061.00
	Ph II, Month 9, Research & Development
	FFP

The Contractor shall perform research and development efforts IAW its Technical Proposal # B2-1973, Title: “Marking of Components for Avoidance of Counterfeit Parts”, Dated: October 7, 2013. (Tasks 1,2,5) High volume marking implementation; optical reader system development; and in-field DNA reader proof of concept.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$53,061.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000901					$0.00
	Informational Funding SLIN for CLIN 0009
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$0.00

	ACRN AA				$53,061.00
	CIN: HQ0147434727000901

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					HQ0147-14-C-7002 Page 11 of 66

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0010		1	Each	$41,811.00	$41,811.00
	Ph II, Month 10, Research & Development
	FFP

The Contractor shall perform research and development efforts IAW its Technical Proposal # B2-1973, Title: “Marking of Components for Avoidance of Counterfeit Parts”, Dated: October 7, 2013. (Tasks 1,2,5) High volume marking implementation; optical reader system development; and in-field DNA reader proof of concept.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$41,811.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
001001					$0.00
	Informational Funding SLIN for CLIN 0010
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$0.00

	ACRN AA				$41,811.00
	CIN: HQ0147434727001001

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ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0011		1	Each	$35,977.00	$35,977.00
	Ph II, Month 11, Research & Development
	FFP

The Contractor shall perform research and development efforts IAW its Technical Proposal # B2-1973, Title: “Marking of Components for Avoidance of Counterfeit Parts”, Dated: October 7, 2013. (Tasks 1,2,5) High volume marking implementation; optical reader system development; and in-field DNA reader proof of concept.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$35,977.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
001101					$0.00
	Informational Funding SLIN for CLIN 0011
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$0.00

	ACRN AA				$35,977.00
	CIN: HQ0147434727001101

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ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0012		1	Each	$239,936.00	$239,936.00
	Ph II, Month 12, Research & Development
	FFP

The Contractor shall perform research and development efforts IAW its Technical Proposal # B2-1973, Title: “Marking of Components for Avoidance of Counterfeit Parts”, Dated: October 7, 2013. (Tasks 1,2,5) High volume marking implementation; optical reader system field tests, mark and reader optimization; and in-field DNA reader proof of concept.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$239,936.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
001201					$0.00
	Informational Funding SLIN for CLIN 0012
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$0.00

	ACRN AA				$239,936.00
	CIN: HQ0147434727001201

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					HQ0147-14-C-7002 Page 14 of 66

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0013		1	Each	$53,061.00	$53,061.00
	Ph II, Month 13, Research & Development
	FFP

The Contractor shall perform research and development efforts IAW its Technical Proposal # B2-1973, Title: “Marking of Components for Avoidance of Counterfeit Parts”, Dated: October 7, 2013. (Tasks 1,2,3,5) High volume marking implementation; optical reader system field tests; mark and reader optimization; and in-field DNA reader proof of concept.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$53,061.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
001301					$0.00
	Informational Funding SLIN for CLIN 0013
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$0.00

	ACRN AA				$53,061.00
	CIN: HQ0147434727001301

FSC CD: AC22

					HQ0147-14-C-7002 Page 15 of 66

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0014		1	Each	$31,365.00	$31,365.00
	Ph II, Month 14, Research & Development
	FFP

The Contractor shall perform research and development efforts IAW its Technical Proposal # B2-1973, Title: “Marking of Components for Avoidance of Counterfeit Parts”, Dated: October 7, 2013. (Tasks 1,3,5) High volume marking implementation (Task 1); complete Task 3; and in-field DNA reader proof of concept (Task 5).

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$31,365.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
001401					$0.00
	Informational Funding SLIN for CLIN 0014
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$0.00

	ACRN AA				$31,365.00
	CIN: HQ0147434727001401

FSC CD: AC22

					HQ0147-14-C-7002 Page 16 of 66

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0015		1	Each	$13,836.00	$13,836.00
	Ph II, Month 15, Research & Development
	FFP

The Contractor shall perform research and development efforts IAW its Technical Proposal # B2-1973, Title: “Marking of Components for Avoidance of Counterfeit Parts”, Dated: October 7, 2013. (Tasks 1,2,5) High volume marking implementation (Task 1); complete Task 2; and in-field DNA reader proof of concept (Task 5).

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$13,836.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
001501					$0.00
	Informational Funding SLIN for CLIN 0015
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$0.00

	ACRN AA				$13,836.00
	CIN: HQ0147434727001501

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					HQ0147-14-C-7002 Page 17 of 66

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0016		1	Each	$43,836.00	$43,836.00
	Ph II, Month 16, Research & Development
	FFP

The Contractor shall perform research and development efforts IAW its Technical Proposal # B2-1973, Title: “Marking of Components for Avoidance of Counterfeit Parts”, Dated: October 7, 2013. (Tasks 1,4,5) High volume marking implementation; cost model development; and in-field DNA reader proof of concept.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$43,836.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
001601					$0.00
	Informational Funding SLIN for CLIN 0016
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$0.00

	ACRN AA				$43,836.00
	CIN: HQ0147434727001601

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ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0017		1	Each	$13,836.00	$13,836.00
	Ph II, Month 17, Research & Development
	FFP

The Contractor shall perform research and development efforts IAW its Technical Proposal # B2-1973, Title: “Marking of Components for Avoidance of Counterfeit Parts”, Dated: October 7, 2013. : (Tasks 1,4,5) High volume marking implementation (Task 1); complete Task 4; and in-field DNA reader proof of concept (Task 5).

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$13,836.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
001701					$0.00
	Informational Funding SLIN for CLIN 0017
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$0.00

	ACRN AA				$13,836.00
	CIN: HQ0147434727001701

FSC CD: AC22

					HQ0147-14-C-7002 Page 19 of 66

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0018		1	Each	$21,391.00	$21,391.00
	Ph II, Month 18, Research & Development
	FFP

The Contractor shall perform research and development efforts IAW its Technical Proposal # B2-1973, Title: “Marking of Components for Avoidance of Counterfeit Parts”, Dated: October 7, 2013. (Tasks 1, 5) Complete Task 1; and in-field DNA reader proof of concept (Task 5).

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$21,391.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
001801					$0.00
	Informational Funding SLIN for CLIN 0018
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$0.00

	ACRN AA				$21,391.00
	CIN: HQ0147434727001801

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					HQ0147-14-C-7002 Page 20 of 66

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0019		1	Each	$9,224.00	$9,224.00
	Ph II, Month 19, Research & Development
	FFP

The Contractor shall perform research and development efforts IAW its Technical Proposal # B2-1973, Title: “Marking of Components for Avoidance of Counterfeit Parts”, Dated: October 7, 2013. (Tasks 1-5) Marking and authentication of other electronic components (Task 5) and monitor and validate results; conduct data analysis (Tasks 1-5).

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$9,224.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
001901					$0.00
	Informational Funding SLIN for CLIN 0019
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$0.00

	ACRN AA				$9,224.00
	CIN: HQ0147434727001901

FSC CD: AC22

					HQ0147-14-C-7002 Page 21 of 66

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0020		1	Each	$9,224.00	$9,224.00
	Ph II, Month 20, Research & Development
	FFP

The Contractor shall perform research and development efforts IAW its Technical Proposal # B2-1973, Title: “Marking of Components for Avoidance of Counterfeit Parts”, Dated: October 7, 2013. (Tasks 1-5) Marking and authentication of other electronic components (Task 5) and monitor and validate results; conduct data analysis (Tasks 1-5).

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$9,224.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
002001					$0.00
	Informational Funding SLIN for CLIN 0020
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$0.00

	ACRN AA				$9,224.00
	CIN: HQ0147434727002001

FSC CD: AC22

					HQ0147-14-C-7002 Page 22 of 66

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0021		1	Each	$9,224.00	$9,224.00
	Ph II, Month 21, Research & Development
	FFP

The Contractor shall perform research and development efforts IAW its Technical Proposal # B2-1973, Title: “Marking of Components for Avoidance of Counterfeit Parts”, Dated: October 7, 2013. (Tasks 1-5) Marking and authentication of other electronic components (Task 5) and monitor and validate results; conduct data analysis (Tasks 1-5).

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$9,224.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
002101					$0.00
	Informational Funding SLIN for CLIN 0021
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$0.00

	ACRN AA				$9,224.00
	CIN: HQ0147434727002101

FSC CD: AC22

					HQ0147-14-C-7002 Page 23 of 66

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0022		1	Each	$9,224.00	$9,224.00
	Ph II, Month 22, Research & Development
	FFP

The Contractor shall perform research and development efforts IAW its Technical Proposal # B2-1973, Title: “Marking of Components for Avoidance of Counterfeit Parts”, Dated: October 7, 2013. The Contractor will conduct an innovative proof of concept of an in-field DNA reader and marking and authentication of other electronic components in accordance with Task 5 of the Contractor’s SBIR Phase II proposal dated October 2013 in response to SBIR Topic MDA-12-026.”

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$9,224.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
002201					$0.00
	Informational Funding SLIN for CLIN 0022
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$0.00

	ACRN AA				$9,224.00
	CIN: HQ0147434727002201

FSC CD: AC22

					HQ0147-14-C-7002 Page 24 of 66

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0023		1	Each	$4,613.00	$4,613.00
	Ph II, Month 23, Research & Development
	FFP

The Contractor shall perform research and development efforts IAW its Technical Proposal # B2-1973, Title: “Marking of Components for Avoidance of Counterfeit Parts”, Dated: October 7, 2013. Finalize conclusions and documentation across all project tracks and tasks.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$4,613.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
002301					$0.00
	Informational Funding SLIN for CLIN 0023
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$0.00

	ACRN AA				$4,613.00
	CIN: HQ0147434727002301

FSC CD: AC22

					HQ0147-14-C-7002 Page 25 of 66

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0024		1	Each	$4,613.00	$4,613.00
	Ph II, Month 24, Research & Development
	FFP

The Contractor shall perform research and development efforts IAW its Technical Proposal # B2-1973, Title: “Marking of Components for Avoidance of Counterfeit Parts”, Dated: October 7, 2013. Final report submitted to MDA.

	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$4,613.00

FSC CD: AC22

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
002401					$0.00
	Informational Funding SLIN for CLIN 0024
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT	$0.00

	ACRN AA				$4,613.00
	CIN: HQ0147434727002401

FSC CD: AC22

					HQ0147-14-C-7002 Page 26 of 66

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0025		1	Lot		NSP
	Data & Reports
	FFP
	The Contractor shall provide data deliverables in accordance with Exhibit A Contract Data Reuirements Lists (CDRLs), DD Form 1423-1.
	FOB: Destination
	PURCHASE REQUEST NUMBER: HQ0147434727

				NET AMT

FSC CD: AC22

HQ0147-14-C-7002

Section C - Descriptions and Specifications

CLAUSES INCORPORATED BY FULL TEXT

C-01     SCOPE OF WORK (MAY 2005)
The Contractor shall perform the work specified in the Contractor’s Technical Proposal identified in Section B and hereby incorporated by reference, or other Attachments/Exhibits in Section J of this contract.  The Contractor shall provide all necessary materials, labor, equipment and facilities incidental to the performance of this requirement.

HQ0147-14-C-7002

Section D - Packaging and Marking

CLAUSES INCORPORATED BY FULL TEXT

D-01     PACKAGING AND MARKING OF TECHNICAL DATA (APR 2009)

Technical data items shall be preserved, packaged, packed, and marked in accordance with the best commercial practices to meet the packaging requirements of the carrier and insure safe delivery at destination.  Classified reports, data and documentation shall be prepared for shipment in accordance with the current National Industrial Security Program Operating Manual (NISPOM), DOD 5220.22-M.

HQ0147-14-C-7002

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Destination	Government	Destination	Government
000101	Destination	Government	Destination	Government
0002	Destination	Government	Destination	Government
000201	Destination	Government	Destination	Government
0003	Destination	Government	Destination	Government
000301	Destination	Government	Destination	Government
0004	Destination	Government	Destination	Government
000401	Destination	Government	Destination	Government
0005	Destination	Government	Destination	Government
000501	Destination	Government	Destination	Government
0006	Destination	Government	Destination	Government
000601	Destination	Government	Destination	Government
0007	Destination	Government	Destination	Government
000701	Destination	Government	Destination	Government
0008	Destination	Government	Destination	Government
000801	Destination	Government	Destination	Government
0009	Destination	Government	Destination	Government
000901	Destination	Government	Destination	Government
0010	Destination	Government	Destination	Government
001001	Destination	Government	Destination	Government
0011	Destination	Government	Destination	Government
001101	Destination	Government	Destination	Government
0012	Destination	Government	Destination	Government
001201	Destination	Government	Destination	Government
0013	Destination	Government	Destination	Government
001301	Destination	Government	Destination	Government
0014	Destination	Government	Destination	Government
001401	Destination	Government	Destination	Government
0015	Destination	Government	Destination	Government
001501	Destination	Government	Destination	Government
0016	Destination	Government	Destination	Government
001601	Destination	Government	Destination	Government
0017	Destination	Government	Destination	Government
001701	Destination	Government	Destination	Government
0018	Destination	Government	Destination	Government
001801	Destination	Government	Destination	Government
0019	Destination	Government	Destination	Government
001901	Destination	Government	Destination	Government
0020	Destination	Government	Destination	Government
002001	Destination	Government	Destination	Government
0021	Destination	Government	Destination	Government
002101	Destination	Government	Destination	Government
0022	Destination	Government	Destination	Government
002201	Destination	Government	Destination	Government
0023	Destination	Government	Destination	Government
002301	Destination	Government	Destination	Government
0024	Destination	Government	Destination	Government
002401	Destination	Government	Destination	Government
0025	Destination	Government	Destination	Government

HQ0147-14-C-7002

CLAUSES INCORPORATED BY REFERENCE

52.246-9	Inspection Of Research And Development (Short Form)	APR 1984
52.246-16	Responsibility For Supplies	APR 1984
252.246-7000	Material Inspection And Receiving Report	MAR 2008

HQ0147-14-C-7002

Section F - Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	POP 03-JUL-2014 TO 02-JUL-2016	N/A	MISSILE DEFENSE AGENCY (MDA) BLDG 5222 MARTIN RD REDSTONE ARSENAL AL 35898-0001 FOB: Destination	HQ0147

000101	N/A	N/A	N/A	N/A

0002	POP 03-JUL-2014 TO 02-JUL-2016	N/A	MISSILE DEFENSE AGENCY (MDA) BLDG 5222 MARTIN RD REDSTONE ARSENAL AL 35898-0001 FOB: Destination	HQ0147

000201	N/A	N/A	N/A	N/A

0003	POP 03-JUL-2014 TO 02-JUL-2016	N/A	MISSILE DEFENSE AGENCY (MDA) BLDG 5222 MARTIN RD REDSTONE ARSENAL AL 35898-0001 FOB: Destination	HQ0147

000301	N/A	N/A	N/A	N/A

0004	POP 03-JUL-2014 TO 02-JUL-2016	N/A	MISSILE DEFENSE AGENCY (MDA) BLDG 5222 MARTIN RD REDSTONE ARSENAL AL 35898-0001 FOB: Destination	HQ0147

000401	N/A	N/A	N/A	N/A

0005	POP 03-JUL-2014 TO 02-JUL-2016	N/A	MISSILE DEFENSE AGENCY (MDA) BLDG 5222 MARTIN RD REDSTONE ARSENAL AL 35898-0001 FOB: Destination	HQ0147

000501	N/A	N/A	N/A	N/A

0006	POP 03-JUL-2014 TO 02-JUL-2016	N/A	MISSILE DEFENSE AGENCY (MDA) BLDG 5222 MARTIN RD REDSTONE ARSENAL AL 35898-0001 FOB: Destination	HQ0147

000601	N/A	N/A	N/A	N/A

HQ0147-14-C-7002

0007	POP 03-JUL-2014 TO 02-JUL-2016	N/A	MISSILE DEFENSE AGENCY (MDA) BLDG 5222 MARTIN RD REDSTONE ARSENAL AL 35898-0001 FOB: Destination	HQ0147

000701	N/A	N/A	N/A	N/A

0008	POP 03-JUL-2014 TO 02-JUL-2016	N/A	MISSILE DEFENSE AGENCY (MDA) BLDG 5222 MARTIN RD REDSTONE ARSENAL AL 35898-0001 FOB: Destination	HQ0147

000801	N/A	N/A	N/A	N/A

0009	POP 03-JUL-2014 TO 02-JUL-2016	N/A	MISSILE DEFENSE AGENCY (MDA) BLDG 5222 MARTIN RD REDSTONE ARSENAL AL 35898-0001 FOB: Destination	HQ0147

000901	N/A	N/A	N/A	N/A

0010	POP 03-JUL-2014 TO 02-JUL-2016	N/A	MISSILE DEFENSE AGENCY (MDA) BLDG 5222 MARTIN RD REDSTONE ARSENAL AL 35898-0001 FOB: Destination	HQ0147

001001	N/A	N/A	N/A	N/A

0011	POP 03-JUL-2014 TO 02-JUL-2016	N/A	MISSILE DEFENSE AGENCY (MDA) BLDG 5222 MARTIN RD REDSTONE ARSENAL AL 35898-0001 FOB: Destination	HQ0147

001101	N/A	N/A	N/A	N/A

0012	POP 03-JUL-2014 TO 02-JUL-2016	N/A	MISSILE DEFENSE AGENCY (MDA) BLDG 5222 MARTIN RD REDSTONE ARSENAL AL 35898-0001 FOB: Destination	HQ0147

001201	N/A	N/A	N/A	N/A

0013	POP 03-JUL-2014 TO 02-JUL-2016	N/A	MISSILE DEFENSE AGENCY (MDA) BLDG 5222 MARTIN RD REDSTONE ARSENAL AL 35898-0001 FOB: Destination	HQ0147

001301	N/A	N/A	N/A	N/A

0014	POP 03-JUL-2014 TO 02-JUL-2016	N/A	MISSILE DEFENSE AGENCY (MDA) BLDG 5222 MARTIN RD REDSTONE ARSENAL AL 35898-0001 FOB: Destination	HQ0147

001401	N/A	N/A	N/A	N/A

HQ0147-14-C-7002

0015	POP 03-JUL-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	02-JUL-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

001501	N/A	N/A	N/A	N/A

0016	POP 03-JUL-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	02-JUL-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

001601	N/A	N/A	N/A	N/A

0017	POP 03-JUL-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	02-JUL-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

001701	N/A	N/A	N/A	N/A

0018	POP 03-JUL-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	02-JUL-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

001801	N/A	N/A	N/A	N/A

0019	POP 03-JUL-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	02-JUL-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

001901	N/A	N/A	N/A	N/A

0020	POP 03-JUL-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	02-JUL-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

002001	N/A	N/A	N/A	N/A

0021	POP 03-JUL-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	02-JUL-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

002101	N/A	N/A	N/A	N/A

0022	POP 03-JUL-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	02-JUL-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

HQ0147-14-C-7002

002201	N/A	N/A	N/A	N/A

0023	POP 03-JUL-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	02-JUL-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

002301	N/A	N/A	N/A	N/A

0024	POP 03-JUL-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	02-JUL-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

002401	N/A	N/A	N/A	N/A

0025	POP 03-JUL-2014 TO	N/A	MISSILE DEFENSE AGENCY (MDA)	HQ0147
	02-JUL-2016		BLDG 5222 MARTIN RD
REDSTONE ARSENAL AL 35898-0001
FOB: Destination

CLAUSES INCORPORATED BY REFERENCE

52.242-15	Stop-Work Order	AUG 1989
52.247-34	F.O.B. Destination	NOV 1991
52.247-55	F.O.B. Point For Delivery Of Government-Furnished	JUN 2003
Property

HQ0147-14-C-7002

Section G - Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA: 044411 097 0400 000 N 20142015 D 2520 Z6_SD45P_FY14 A1-SBIR-FY1415 71DV 255
AMOUNT: $974,882.00
CIN HQ0147434727000101: $18,449.00
CIN HQ0147434727000201: $18,449.00
CIN HQ0147434727000301: $31,365.00
CIN HQ0147434727000401: $41,811.00
CIN HQ0147434727000501: $112,227.00
CIN HQ0147434727000601: $23,061.00
CIN HQ0147434727000701: $99,311.00
CIN HQ0147434727000801: $35,977.00
CIN HQ0147434727000901: $53,061.00
CIN HQ0147434727001001: $41,811.00
CIN HQ0147434727001101: $35,977.00
CIN HQ0147434727001201: $239,936.00
CIN HQ0147434727001301: $53,061.00
CIN HQ0147434727001401: $31,365.00
CIN HQ0147434727001501: $13,836.00
CIN HQ0147434727001601: $43,836.00
CIN HQ0147434727001701: $13,836.00
CIN HQ0147434727001801: $21,391.00
CIN HQ0147434727001901: $9,224.00
CIN HQ0147434727002001: $9,224.00
CIN HQ0147434727002101: $9,224.00
CIN HQ0147434727002201: $9,224.00
CIN HQ0147434727002301: $4,613.00
CIN HQ0147434727002401: $4,613.00

CLAUSES INCORPORATED BY REFERENCE

252.204-0002   Line Item Specific: Sequential ACRN Order   SEP 2009

CLAUSES INCORPORATED BY FULL TEXT

-01      CONTRACT ADMINISTRATION (MAY 2012)

Notwithstanding the Contractor’s responsibility for total management during the performance of this contract, the administration of the contract will require maximum coordination between the Government and the Contractor.  The following individuals will be the Government points of contact during the performance of this contract:

a.  CONTRACTING OFFICERS

           All contract administration will be effected by the Procuring Contracting Officer (PCO) or designated Administrative Contracting Officer (ACO).  Communication pertaining to the contract administration should be addressed to the Contracting Officer.  Contract administration functions (see FAR 42.302 and DFARS 242.302) are assigned to the cognizant contract administration office.  No changes, deviations, or waivers shall be effective without a modification of the contract executed by the Contracting Officer or his duly authorized representative authorizing such changes, deviations, or waivers.

HQ0147-14-C-7002

The point of contact for all contractual matters is:
Name:
Organizational Code:  MDA/DACV
Telephone Number:
E-Mail Address:

The Contract Specialist is:
Name:
Organizational Code: MDA/DACV
Telephone Number:
E-Mail Address:

            b.  TECHNICAL MONITOR

           The Technical Monitor is not authorized to change any of the terms and conditions of the contract.  The Contractor is advised that only the Contracting Officer can change or modify the contract terms or take any other action which obligates the Government.  Then, such action must be set forth in a formal modification to the contract.  The authority of the TM is strictly limited to him/her, without redelegation, to the specific duties set forth in his/her letter of appointment, a copy of which is furnished to the Contractor.  Contractors who rely on direction from other than the Contracting Officer,  a TM acting outside the strict limits of his/her responsibilities as set forth in his/her letter of appointment do so at their own risk and expense.  Such actions do not bind the Government contractually.  Any contractual questions shall be directed to the Contracting Officer.

           The TM under this contract is:
Name:
Organizational Code:  MDA/QSP
Telephone Number:
E-Mail Address:

G-05     SUBMISSION OF PAYMENT REQUESTS USING WIDE AREA WORK FLOW – RECEIPT AND ACCEPTANCE (WAWF-RA) (Jun 2012)

            a.  Requirement for Electronic Payment Requests by WAWF-RA:

            1.  The Contractor shall submit all payment requests electronically in accordance with FAR Part 32.  As prescribed in DFARS clause 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports, contractors shall submit all payment requests in electronic form unless the exception in the DFARS clause applies.  Paper copies will no longer be processed for payment.

            2.  To facilitate electronic submission, contractors shall submit all payment requests through the Wide Area Work Flow-Receipt and Acceptance (WAWF-RA) System as described at https://wawf.eb.mil/xhtml/unauth/web/homepage/HomePage.xhtml
using the appropriate Service Acceptor’s DoDAAC (MDA/NCR is HQ0006; MDIOC is H95001, MDA/HSV is HQ0147).   When using WAWF-RA, the contractor must include the Contracting Officer’s Representative’s (COR) e-mail in the invoice submission template in order to notify the COR that a WAWF document has been submitted for approval.

HQ0147-14-C-7002

           3.  In accordance with Appendix F of the DFARS, at the time of each delivery of supplies or services under this contract, the contractor shall prepare and furnish to the Government the WAWF-RA electronic form in lieu of a paper copy Material Inspection and Receiving Report (MIRR), DD Form 250.

           4.  When requesting final payment, the Contractor must establish compliance with all terms of the contract by submitting a Final Receiving Report through WAWF-RA, or Letter of Transmittal, as applicable.

           5.  The WAWF Training Links are located on the Internet at https://wawftraining.eb.mil/xhtml/unauth/web/wbt/WbtSummary.xhtml.

           6.  Questions regarding the use of the system are to be directed to the WAWF Help Desk:

DISA DECC Ogden
Electronic Business Service Desk
CONUS ONLY:   1-866-618-5988
COMMERCIAL:  801-605-7095
DSN:  338-7095
FAX COMMERCIAL:  801-605-7453
FAX DSN:  388-7453
cscassig@csd.disa.mil

           b.  Submission of Invoices under Fixed Price Type Contracts

           1.  “Invoice” as used in this paragraph does not include the contractor’s requests for progress payments.

           2.  The use of WAWF-RA electronic form and invoice are in accordance with DFARS Appendix F.

           3.  In addition to the requirements of the Prompt Payment clause of the contract, the contractor shall cite on each invoice the contract line item (CLIN); the contract subline item number (SUBCLIN), if applicable; the accounting classification reference number (ACRN), and the payment terms.

           4.  The contractor shall prepare either:

a separate invoice for each activity designated to receive the supplies or services; or,

    a consolidated invoice covering all shipments delivered under an individual order.

           5.  If acceptance is at origin, the contractor shall submit the WAWF-RA electronic form or other acceptance verification directly to the designated payment office.

           6.  If acceptance is at destination, the consignee will forward acceptance verification to the designated payment office.

OR

           b.   Submission of Vouchers under Time and Materials and Cost Type Contracts

           1.  Contractors approved under the Defense Contract Audit Agency’s (DCAA) direct billing program may submit the first and subsequent interim vouchers directly to the disbursing office.  Contractors participating in the direct billing program must provide a copy of the first interim voucher to the cognizant DCAA office within 5 days of its submission to the disbursing office.

HQ0147-14-C-7002

           2.  Upon written notification to the contractor, DCAA may rescind the direct submission authority.  Upon receipt of the notice to rescind the direct submission authority, the contractor will immediately begin to submit invoices for the affected contracts to DCAA.

           3.  When authorized by the DCAA in accordance with DFARS 242.803(b) (i) (C), the contractor may submit interim payment requests.  Such authorization does not extend to the first and final vouchers.  Vouchers requesting interim payments shall be submitted no more than once every two weeks.  For indefinite delivery type contracts, interim payment requests shall be submitted no more than once every two weeks for each delivery order.  There shall be a lapse of no more than 90 calendar days between performance and submission of an interim payment request.

           4.  The contractor agrees to segregate costs incurred under this contract at the level of performance, either task or subtask, or CLIN or SUBCLIN, rather than on a total contract basis, and to submit vouchers reflecting costs incurred at that level.  Vouchers shall contain summaries of work charged during the period covered, as well as overall cumulative summaries for all work invoiced to date, by line item, subline item, task or subtask.  Delivery orders will be segregated by individual order.

           5.  Prior to final voucher submission, the contractor must submit the final report/final deliverable to the contracting officer's representative (COR) for approval.  The COR will provide to the contractor an e-mail stating acceptance of the final report/final deliverable.  The contractor must attach the approval to the final voucher in WAWF and forward to the cognizant DCAA office and ACO for approval.

CLAUSES INCORPORATED BY FULL TEXT

G-13  NOTICE OF THE GOVERNMENT'S USE OF OUTSIDE CONTRACTORS TO REVIEW SUBMITTED INVOICES, PAYMENT REQUESTS, AND MATERIAL INSPECTION AND RECEIVING REPORTS (MAY 2009)

The Government may utilize support contractors to assist the Government in the review and evaluation of the offeror's invoices, payment requests, material inspection and receiving reports, and similar requests for payment or evidence of delivery.  These contractors will be provided access to these and other records which may contain the proprietary information of the offeror, to include awarded contracts, to support Government officials in reviewing and reconciling invoices, payment records, and the Government's financial and budgetary records, and in facilitating the timely payment of submitted invoices.

The support contractors are prohibited from obtaining proprietary information to which their employees will have access in the performance of their responsibilities, and are required to promptly notify the contracting officer of any breach of their employees' non-disclosure obligations.  Each of the contractor employees has also been required to execute a non-disclosure agreement which acknowledges their responsibilities to only use proprietary information in performance of the above tasks and for no other reason; that they will not share proprietary information with their employers; that they will not use such information for personal or other benefit; and that they will promptly notify their employers of any breaches of their responsibilities.

Unless the offeror specifically objects in writing, the offeror agrees, by the submission of a proposal, to  allow the Government's support contractors to have access to the offeror's proprietary information for the purposes described above.

HQ0147-14-C-7002

Section H - Special Contract Requirements

CLAUSES INCORPORATED BY FULL TEXT

H-08    PUBLIC RELEASE OF INFORMATION (Jun 2013)

a. The policies and procedures outlined herein apply to information submitted by the Contractor and his subcontractors for approval for public release. Prior to public release, all information must be cleared as shown in the “National Industrial Security Program Operations Manual” (DoD 5220.22-M). At a minimum, these materials may be technical papers, presentations, articles for publication and speeches or mass media material, such as press releases, photographs, fact sheets, advertising, posters, compact discs, videos, etc.

b. All materials which relate to the work performed by the contractor under this contract must be submitted to MDA for review and approval prior to release to the public. Subcontractor public information materials must be submitted for approval through the prime contractor to MDA.

c. Upon request, the Contracting Officer’s Representative (COR) will provide the contractor the MDA Form 003, “Security and Policy Review” or any superseding MDA form. The contractor must complete Sections A-C and E-H of the Form 003 (or comply with the instructions of any superseding form) and submit it to the COR with the materials to be cleared. If the information was previously cleared, provide the Public Release Case Number, if available, and a copy of the previous document highlighting the updated information.

d. The contractor must submit the following to the COR at least 60 days in advance of the proposed release date:

(1) the completed Form 003 and one (1) electronic copy of the material to be reviewed. File size must not exceed 25MB; and,
(2) a written statement, including:
(a) to whom the material is to be released;
(b) the desired date for public release;
(c) a statement that the material has been reviewed and approved by officials of the contractor or the subcontractor, for public release; and,
(d) the contract number.

e. The items submitted must be complete. Photographs must have captions.

f. Outlines, rough drafts, marked-up copy (with handwritten notes), incorrect distribution statements, For Official Use Only (FOUO) information, export controlled, or International Traffic in Arms Regulations ( ITAR) information will not be accepted or cleared.

g. Abstracts or abbreviated materials may be submitted if the intent is to determine the feasibility of going further in preparing a complete paper for clearance. However, clearance of abstracts or abbreviated materials does not satisfy the requirement for clearance of the entire paper.

h. The MDA Director of Public Affairs (MDA/PA) is responsible for coordinating the public release review. MDA/PA will work directly with the COR if there are questions or concerns regarding submissions. MDA/PA will not work with contractors who have not gone through their COR.

i. The COR will notify the contractor of the agency’s final decision regarding the status of the request.

j. Once information has been cleared for public release, it is in the public domain and must always be used in its originally cleared context and format. Information previously cleared for public release but containing new, modified or further developed information must be submitted again for public release following the steps outlined in items a. through h. above.

HQ0147-14-C-7002

H-09 ORGANIZATIONAL CONFLICT OF INTEREST (Jun 2012)

a. Purpose: The primary purpose of this clause is to aid in ensuring that:

           (1) the Contractor’s objectivity and judgment are not biased because of its present or planned interests which relate to work under this contract;

           (2) the Contractor does not obtain unfair competitive advantage by virtue of its access to non-public information regarding the Government’s program plans and actual or anticipated resources; and

           (3) the Contractor does not obtain unfair competitive advantage by virtue of its access to proprietary information belonging to others.

b. Scope: Organizational Conflict of Interest (OCI) rules, procedures and responsibilities as described in FAR Subpart 9.5 shall be applicable to this contract and any resulting subcontracts.

           (1) The general rules in FAR 9.505-1 through 9.505-4 and the restrictions described herein shall apply to performance or participation by the Contractor and any of its affiliates or their successors-in-interest (hereinafter collectively referred to as “Contractor”) in the activities covered by this contract as prime Contractor, subcontractor, co-sponsor, joint venturer, consultant, or in any similar capacity.

           (2) The Missile Defense Agency’s OCI policy is in Attachment 1 of this contract.

c. Access to and Use of Nonpublic Information: If the Contractor, in performance of this contract, obtains access to nonpublic information such as plans, policies, reports, studies, financial plans, or data which has not been released or otherwise made available to the public, the Contractor agrees that without prior written approval of the Contracting Officer, it shall not:

           (1) use such information for any private purpose;

           (2) release such information.

d. Access to and Protection of Proprietary Information: The Contractor agrees to exercise diligent effort to protect proprietary information from misuse or unauthorized disclosure in accordance with the provisions of FAR 9.505-4. The Contractor may be required to enter into a written non-disclosure agreement with the third party asserting proprietary restrictions.

e. Subcontracts: The Contractor shall include this clause in consulting agreements, teaming agreements, subcontracts, or other arrangements for provision of services or supplies of any tier. The terms “contract”, “Contractor”, and “Contracting Officer” shall be appropriately modified to preserve the Government’s rights.

f. Representations and Disclosures:

           (1) The Contractor represents that it has disclosed to the Contracting Officer, prior to award, all facts relevant to the existence or potential existence of organizational conflicts of interest as that term is used in FAR Subpart 9.5. To facilitate disclosure and Contracting Officer approval, the Contractor shall complete an OCI Analysis/Disclosure Form for each MDA, Ballistic Missile Defense (BMD), and BMD-related contract or subcontract (form shall be requested from the Procuring Contracting Officer).

           (2) The Contractor represents that if it discovers an organizational conflict of interest or potential conflict of interest after award, a prompt and full disclosure shall be made in writing to the Contracting Officer. This disclosure shall include a description of the action the Contractor has taken or proposes to take in order to avoid or mitigate such conflicts.

HQ0147-14-C-7002

g. Remedies and Waiver:

           (1) For breach of any of the above restrictions or for non-disclosure or misrepresentation of any relevant facts required to be disclosed concerning this contract, the Government may: terminate this contract for default; disqualify the Contractor from subsequent related contractual efforts if necessary to neutralize a resulting organizational conflict of interest; and pursue such other remedies as may be permitted by law or this contract. If, however, in compliance with this clause, the Contractor discovers and promptly reports an organizational conflict of interest (or the potential thereof) subsequent to contract award, the Contracting Officer may terminate this contract for convenience if such termination is deemed to be in the best interest of the Government or take other appropriate actions.

           (2) The parties recognize that this clause has potential effects which will survive the performance of this contract and that it is impossible to foresee each circumstance to which it might be applied in the future. Accordingly, the Contractor may at any time seek a waiver from the Director, MDA, (via the Contracting Officer) by submitting a full written description of the requested waiver and the reasons in support thereof.

CLAUSES INCORPORATED BY FULL TEXT

H-10    ENABLING CLAUSE FOR BMD INTERFACE SUPPORT (APR 2009)

           a. It is anticipated that, during the performance of this contract, the Contractor will be required to support Technical Interface/Integration Meetings (TIMS) with other Ballistic Missile Defense (BMD) Contractors and other Government agencies. Appropriate organizational conflicts of interest clauses and additional costs, if any, will be negotiated as needed to protect the rights of the Contractor and the Government.

           b. Interface support deals with activities associated with the integration of the requirements of this contract into BMD system plans and the support of key Missile Defense Agency (MDA) program reviews.

           c. The Contractor agrees to cooperate with BMD Contractors by providing access to technical matters, provided, however, the Contractor will not be required to provide proprietary information to non-Government entities or personnel in the absence of a non-disclosure agreement between the Contractor and such entities.

           d. The Contractor further agrees to include a clause in each subcontract requiring compliance with paragraph c. above, subject to coordination with the Contractor. This agreement does not relieve the Contractor of its responsibility to manage its subcontracts effectively, nor is it intended to establish privity of contract between the Government and such subcontractors.

           e. Personnel from BMD Contractors or other Government agencies or Contractors are not authorized to direct the Contractor in any manner.

           f. This clause shall not prejudice the Contractor or its subcontractors from negotiating separate organizational conflict of interest agreements with BMD Contractors; however, these agreements shall not restrict any of the Government’s rights established pursuant to this clause or any other contract.

HQ0147-14-C-7002

CLAUSES INCORPORATED BY FULL TEXT

H-11    MDA VISIT AUTHORIZATION PROCEDURES (Nov 2012)

           a. The Contractor shall submit all required visit clearances in accordance with current NISPOM regulations. Visit clearances shall identify the contract number.

For Visit Requests to the National Capital Region send to:

Missile Defense Agency
Attn: Access Control Center
5700 18th Street, Bldg 245
Fort Belvoir, VA 22060-5573
571-231-8249
571-231-8099 FAX

For Visit Requests to Huntsville, AL send to:

Missile Defense Agency,

Attn: Visitor Control
Bldg 5224 Martin Road
Redstone Arsenal, AL 35898
256-450-3215
256-450-3222 FAX

For Visit Requests to Colorado Springs, CO send to:

Missile Defense Agency,

Attn: Visitor Control
720 Irwin Drive, Bldg 720 Room 125
Schriever AFB, CO 80912
719-721-0362
719-721-8399 FAX

CLAUSES INCORPORATED BY FULL TEXT

H-14    PERSONNEL QUALIFICATIONS (MAY 2005)

           a. The Contractor shall promptly notify the Contracting Officer and Contracting Officer’s Representative prior to making any changes in key staff. If replacing key staff the Contractor shall adhere to the following: (1) replacement person’s qualifications are equal to or better than the qualifications of the person being replaced; or (2) the added person’s qualifications are equal to or better than the core capabilities of this contract. Key staff positions are defined as: Principal Investigator, Program Manager, Deputy Program Manager, or Lead Engineer.

HQ0147-14-C-7002

           b. All Contractor notifications must provide the name and departure date for the incumbent leaving, a complete resume for the proposed substitute, and any other pertinent information requested by the Contracting Officer. The Government shall be provided the opportunity to review the proposed substitution regarding qualifications, security matters or any other concerns which could, in its opinion, affect performance under this contract.

           c. This clause does not, in any way, abrogate the contractor’s authority to hire or assign personnel as it sees fit, or its responsibility to fill key positions with qualified personnel.

CLAUSES INCORPORATED BY FULL TEXT

H-27    FOREIGN PERSONS (Jun 2010)

1. “Foreign National” (also known as Foreign Persons) as used in this clause means any person who is NOT:

a. a citizen or national of the United States; or

b. a lawful permanent resident; or

c. a protected individual as defined by 8 U.S.C.1324b(a)(3).

“Lawful permanent resident” is a person having the status of having been lawfully accorded the privilege of residing permanently in the United States as an immigrant in accordance with the immigration laws and such status not having changed.

“Protected individual” is an alien who is lawfully admitted for permanent residence, is granted the status of an alien lawfully admitted for temporary residence under 8 U.S.C.1160(a) or 8 U.S.C.1255a(a)(1), is admitted as a refugee under 8 U.S.C.1157, or is granted asylum under section 8 U.S.C.1158; but does not include (i) an alien who fails to apply for naturalization within six months of the date the alien first becomes eligible (by virtue of period of lawful permanent residence) to apply for naturalization or, if later, within six months after November 6, 1986, and (ii) an alien who has applied on a timely basis, but has not been naturalized as a citizen within 2 years after the date of the application, unless the alien can establish that the alien is actively pursuing naturalization, except that time consumed in the Service’s processing the application shall not be counted toward the 2-year period.”

2. Prior to contract award, the contractor shall identify any lawful U.S. permanent residents and foreign nationals expected to be involved on this project as a direct employee, subcontractor or consultant. For these individuals, in addition to resumes, please specify their country of origin, the type of visa or work permit under which they are performing and an explanation of their anticipated level of involvement on this project. You may be asked to provide additional information during negotiations in order to verify the foreign citizen’s eligibility to participate on a contract. Supplemental information provided in response to this clause will be protected in accordance with Privacy Act (5 U.S.C. 552a), if applicable, and the Freedom of Information Act (5 U.S.C. 552(b)(6)). After award of the contract, the Contractor shall promptly notify the Contracting Officer and Contracting Officer’s Representative with the information above prior to making any personnel changes involving foreign persons. No changes involving foreign persons will be allowed without prior approval from the Contracting Officer. This clause does not remove any liability from the contractor to comply with applicable ITAR and EAR export control obligations and restrictions. This clause shall be included in any subcontract.”

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H-28    DISTRIBUTION CONTROL OF TECHNICAL INFORMATION (Sep 2012)

a. The following terms applicable to this clause are defined as follows:

           1. DoD Official. Serves in DoD in one of the following positions: Program Director, Deputy Program Director, Program Manager, Deputy Program Manager, Procuring Contracting Officer, Administrative Contracting Officer, or Contracting Officer’s Representative.

           2. Technical Document. Any recorded information (including software) that conveys scientific and technical information or technical data.

           3. Scientific and Technical Information. Communicable knowledge or information resulting from or pertaining to the conduct or management of effort under this contract. (Includes programmatic information).

           4. Technical Data. As defined in DFARS 252.227-7018.

           b. Except as otherwise set forth in the Contract Data Requirements List (CDRL), DD Form 1423 the distribution of any technical documents prepared under this contract, in any stage of development or completion, is prohibited outside of the contractor and applicable subcontractors under this contract unless authorized by the Contracting Officer in writing. However, distribution of technical data is permissible to DOD officials having a “need to know” in connection with this contract or any other MDA contract provided that the technical data is properly marked according to the terms and conditions of this contract. When there is any doubt as to “need to know” for purposes of this paragraph, the Contracting Officer or the Contracting Officer’s Representative will provide direction. Authorization to distribute technical data by the Contracting Officer or the Contracting Officer’s Representative does not constitute a warranty of the technical data as it pertains to its accuracy, completeness, or adequacy. The contactor shall distribute this technical data relying on its own corporate best practices and the terms and conditions of this contract. Consequently, the Government assumes no responsibility for the distribution of such technical data nor will the Government have any liability, including third party liability, for such technical data should it be inaccurate, incomplete, improperly marked or otherwise defective. Therefore, such a distribution shall not violate 18 United States Code § 1905.

           c. All technical documents prepared under this contract shall be marked with the following distribution statement, warning, and destruction notice: See individual CDRLs (Exhibit A)

           1. DISTRIBUTION STATEMENT

           2. WARNING - This document/software contains technical data/software whose export is restricted by the Arms Export Control Act (Title 22, U.S.C., Sec 2751 et seq.) or the Export Administration Act of 1979, as amended, (Title 50, U.S.C., App 2401 et seq). Violations of these export laws are subject to severe criminal penalties. Disseminate in accordance with provisions of DOD Directive 5230.25.

           3. DESTRUCTION NOTICE - For classified documents, follow the procedures in DOD 5220.22M, National Industrial Security Program Operating Manual, Chapter 5, Section 7, or to DoDM 5200.01-V3, DoD Information Security Program, Enclosure 3, Section 17. For unclassified, limited documents, destroy by any method that will prevent disclosure of contents or reconstruction of the document.

           d. The Contractor shall insert the substance of this clause, including this paragraph, in all subcontracts.

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H-29    COMMERCIAL COMPUTER SOFTWARE LICENSE (Mar 2013)

           a. Unless otherwise approved by the PCO, commercial computer software licenses shall, upon delivery and acceptance, designate the U.S. Government as a contingent licensee, able to replace the Contractor as the primary licensee upon notifying the licensor. A copy of the negotiated license shall be furnished to the PCO. The terms of the licenses cannot be inconsistent with Federal procurement law and must satisfy user needs. This includes the Contractor’s / subcontractor’s needs for the software to perform this contract and the Government’s needs for the software to accomplish the Government’s ultimate objectives. At a minimum, this shall include the rights to make an archive copy of the software, to relocate the computer on which the software resides, to re-host the software on a different computer, to permit access by support contractors, and to permit the Government to transfer the license to another contractor.

           b. Nothing in this clause shall take precedence over any other clause or provision of this contract. Government concurrence, as defined in paragraph a above, does not in any way affect the Government’s technical data rights as established by the terms and conditions of this contract.

H-30    CONTRACTUAL TERMS & CONDITIONS (Jun 2010)

The terms and conditions herein constitute the entire contract and understanding of the parties and shall supersede all other communications, negotiations, arrangements and agreements, either oral or written, with respect to the subject matter hereof. All proposal documentation including, but not limited to, red line contract terms and conditions, red line statements of work and/or ground rules and assumptions are hereby void and carry no force or affect as it pertains to the interpretation or operation of the language of the instant contract nor should such language be used to provide meaning to any of the terms or conditions contained herein.

H-33    PROGRAM SYNCHRONIZATION (Nov 2010)

           a. The Missile Defense Agency (MDA) requires the synchronized integration of platforms, sensors, and other components of the BMDS which were or are under separate development by multiple contractors. MDA uses the concept of End-to-End (EtE) performance to serve as the organizing principle that aligns and synchronizes these efforts to achieve the desired operational end-state for the BMDS. Synchronization is defined as the logical alignment of management, design, development, integration, modification, verification and validation, and test activities and processes such that sensors, data links, command and control (C2), and interceptors smoothly and optimally integrate within well-defined and commonly understood requirements and interfaces.

           b. During the performance of this contract, the Contractor shall provide technical data and other information (to include limited and restricted rights data as defined by DFARS 252.227-7013 and 252.227-7014 or information protected under the Freedom of Information Act Exemption 4) to other Ballistic Missile Defense (BMD) Contractors and Government agencies to facilitate MDA objectives.

           c. Pursuant to paragraphs (a) and (b) above the Contractor shall negotiate appropriate Associate Contractor Agreements (ACAs) and Non-Disclosure Agreements (NDAs) with other Contractors as necessary to implement the exchanges of technical data and other information required, ensure total system EtE performance, and also to protect technical data and other information from unauthorized disclosure or use. These agreements must not restrict any of the Government’s rights established pursuant to this or any other contract. A copy of each ACA and amendments to ACAs shall be provided to the PCO in order for the Government to document the flow of information.

           d. When associate contracts have been entered into or modified as described in this clause, the associate contractors and general information on the purpose of the associate contracts will be incorporated into this clause as shown below:

Company Name	Contract # and Description	ACA Purpose

XXX	Complete as Appropriate

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           e. The ACAs shall, at a minimum, include the following general information: (1) Identify the associate contractors and their relationships; (2) Identify the program involved and the relevant Government contracts of the associate contractors; (3) Describe the associate contractor interfaces by general subject matter; (4) Specify the categories of information to be exchanged or support to be provided; (5) Include the expiration date (or event) of the ACA; and (6) Identify potential conflicts between relevant Government contracts and the ACA; include agreements on protection of technical data or other information and restrictions on employees.

           f. The Contractor’s performance with respect to integration support, cooperation, and the exchange and sharing of information with other BMD contractors, shall comply with security classification requirements as outlined in the DD Form 254 incorporated into this contract.

           g. Nothing in this clause shall take precedence over any other clause or provision of this contract nor does it in any way effect the Government’s technical data rights.

H-35    INCORPORATING COMMERCIAL AND OPEN SOURCE SOFTWARE (Aug 2012)

           a. DFARS 252.227-7018(d) requires the written approval of the PCO before the Contractor may incorporate any copyrighted computer software in the software to be delivered under this contract.

           b. A request for approval to incorporate Commercial Computer Software should be accompanied by a license that conforms with the requirements of the Commercial Computer Software Licenses clause of this contract.

           c. A request for approval to incorporate Open Source Software must be accompanied by the applicable license, a detailed description of the source of the software and how it has been or will be used, and an explanation of the restrictions imposed and potential risks and liabilities.

           d. Nothing in this clause shall take precedence over any other clause or provision of this contract. Government concurrence, as defined in paragraph a above, does not in any way affect the Government’s technical data rights as established by the terms and conditions of this contract.

H-36    CONTRACTOR IDENTIFICATION AND ASSERTION OF RESTRICTIONS ON THE GOVERNMENT’S USE, RELEASE, OR DISCLOSURE OF NON-COMMERCIAL TECHNICAL DATA OR COMPUTER SOFTWARE (DEC 2011)

           a. The contractor and its subcontractors shall provide a completed Attachment in accordance with DFARS 252.227-7017 entitled “Identification and Assertion of Restrictions on the Government’s Use, Release, or Disclosure of Technical Data or Computer Software” that is signed and dated by a responsible official of the Contractor. This Attachment is incorporated herein by reference as if fully set forth. The Attachment identifies and provides information pertaining to technical data (including computer software documentation) and computer software that the contractor and subcontractors claim to qualify for delivery with less than Unlimited Rights. The contractor agrees not to withhold delivery of the technical data or software based on its claims. The Government shall investigate the validity of the contractor’s claims and therefore reserves all its rights regarding the technical data/software in question, to include those rights set forth in: DFARS 252.227-7018, Rights in Noncommercial technical data and computer software-Small Business Innovation Research (SBIR) Program; DFARS 252.227-7019, Validation of Asserted Restrictions--Computer Software; DFARS 252.227-7028, Technical Data or Computer Software Previously Delivered To the Government; and, DFAR 252.227-7037, Validation Of Restrictive Markings On Technical Data clauses until a determination is made.

HQ0147-14-C-7002

           b. The contractor shall have, maintain, and follow written procedures sufficient to assure that restrictive markings/legends are used only when authorized by the terms of this contract and shall maintain records sufficient to justify the validity of any restrictive markings/legends on any technical data or computer software or computer software documentation delivered under this contract. The Contractor agrees that the Government has Unlimited Rights as defined by DFARS 252.227-7018 in any deliverable technical data or computer software or computer software documentation not listed in the Attachment and that such data or software will not be subject to any restrictive markings or legends.

H-37    INSERTION OF LIMITED OR RESTRICTED RIGHTS (DEC 2010)

           a. Hardware items which are subject to Limited Rights in their associated technical data as defined in DFARS 252.227-7018 and software items which are subject to Restricted Rights as defined in DFARS 252.227-7018 shall not be incorporated into the design of any systems, or models/simulations thereof under this contract without the prior written authorization of the PCO. The Contractor’s request shall include a rough order of magnitude (ROM) estimate to perform development if the data or software cannot be used as requested. If the PCO does not provide a decision within 30 days of the request, the request is considered denied. In the event the PCO authorizes inclusion of the Limited Rights technical data and/or Restricted software, such data or software will be added as an attachment within Section J.

           b. Using Government assets in an Independent Research and Development (IRAD) project may be authorized on a case by case basis. The Contractor’s request shall include an offer of consideration for use of such Government assets. The Government will evaluate the request, including the Contractor’s offer of consideration, and either approve, deny, or offer an alternative form of consideration. Any such consideration will be mutually agreed to by the parties prior to use of Government assets. Consideration should include, at a minimum, specially negotiated rights granting the Government a license for Government Purpose Rights IAW DFARS 252.227-7018 in the subject IRAD project. When the Contractor requests the use of Government assets for an IRAD project, the request shall include the purpose of the IRAD project and the potential benefit to the Government. The Contractor will be required to execute a bailment agreement prior to the transfer or use of Government assets.

H-43    IMPACT OF GOVERNMENT TEAM PARTICIPATION/ACCESS (JUN 2012)

The Government/Contractor organizational/interface approach (e.g., Integrated Product Teams, Team Execution Reviews, Technical Interchange Meetings, and/or Working Groups), will require frequent, close interaction and/or surveillance between the Government and Contractor/subcontractor team members during contract performance. For this purpose the Contractor, recognizing its privity of contract with the Government, authorizes the Government to communicate directly with, and where appropriate visit as well as monitor, the Contractor’s subcontractors. This access/interface is necessary to support the Government’s quality and program management approach which emphasizes systematic surveillance and evaluation techniques used to assess Contractor /subcontractor performance. Government team members may offer advice, information, support, and facilitate rapid Government feedback on team-related products, provide clarification, and review Contractor/subcontractor progress; however, the responsibility and accountability for successfully accomplishing the requirements of this contract remain solely with the Contractor. Neither the Contractor nor the subcontractor shall construe such advice, surveillance, reviews and clarifications by Government team members as Government-directed changes to the terms of this contract. The PCO is the only individual authorized to direct or approve any change to the terms of this contract.

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Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.204-2	Security Requirements	AUG 1996
52.204-7	System for Award Management	JUL 2013
52.204-10	Reporting Executive Compensation and First-Tier	JUL 2013
Subcontract Awards
52.209-6	Protecting the Government’s Interest When Subcontracting	AUG 2013
With Contractors Debarred, Suspended, or Proposed for
Debarment
52.211-15	Defense Priority And Allocation Requirements	APR 2008
52.215-8	Order of Precedence--Uniform Contract Format	OCT 1997
52.222-3	Convict Labor	JUN 2003
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	MAR 2007
52.222-35	Equal Opportunity for Veterans	SEP 2010
52.222-36	Affirmative Action For Workers With Disabilities	OCT 2010
52.222-37	Employment Reports on Veterans	SEP 2010
52.222-50	Combating Trafficking in Persons	FEB 2009
52.223-18	Encouraging Contractor Policies To Ban Text Messaging	AUG 2011
While Driving
52.225-13	Restrictions on Certain Foreign Purchases	JUN 2008
52.227-1 Alt I	Authorization And Consent (Dec 2007) - Alternate I	APR 1984
52.227-2	Notice And Assistance Regarding Patent And Copyright	DEC 2007
Infringement
52.227-3	Patent Indemnity	APR 1984
52.227-10	Filing Of Patent Applications--Classified Subject Matter	DEC 2007
52.227-11	Patent Rights--Ownership By The Contractor	DEC 2007
52.232-2	Payments Under Fixed-Price Research And Development	APR 1984
Contracts
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-17	Interest	OCT 2010
52.232-23	Assignment Of Claims	JAN 1986
52.232-25	Prompt Payment	JUL 2013
52.232-33	Payment by Electronic Funds Transfer--System for Award	JUL 2013
Management
52.233-1	Disputes	JUL 2002
52.233-3	Protest After Award	AUG 1996
52.243-1 Alt V	Changes--Fixed-Price (Aug 1987) - Alternate V	APR 1984
52.244-6	Subcontracts for Commercial Items	JUL 2013
52.249-1	Termination For Convenience Of The Government (Fixed	APR 1984
Price) (Short Form)
52.249-9	Default (Fixed-Priced Research And Development)	APR 1984
52.252-2	Clauses Incorporated By Reference	FEB 1998
52.253-1	Computer Generated Forms	JAN 1991
252.201-7000	Contracting Officer’s Representative	DEC 1991
252.203-7000	Requirements Relating to Compensation of Former DoD	SEP 2011
Officials
252.203-7002	Requirement to Inform Employees of Whistleblower Rights	SEP 2013
252.204-7000	Disclosure Of Information	AUG 2013
252.204-7003	Control Of Government Personnel Work Product	APR 1992

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252.204-7004 Alt A	System for Award Management Alternate A	MAY 2013
252.204-7005	Oral Attestation of Security Responsibilities	NOV 2001
252.204-7012	Safeguarding of unclassified controlled technical information	NOV 2013
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By DEC 2006
The Government of a Terrorist Country
252.211-7003	Item Identification and Valuation	JUN 2013
252.211-7007	Reporting of Government-Furnished Property	AUG 2012
252.225-7048	Export-Controlled Items	JUN 2013
252.227-7000	Non-estoppel	OCT 1966
252.227-7015	Technical Data--Commercial Items	JUN 2013
252.227-7016	Rights in Bid or Proposal Information	JAN 2011
252.227-7019	Validation of Asserted Restrictions--Computer Software	SEP 2011
252.227-7020	Rights In Special Works	JUN 1995
252.227-7025	Limitations on the Use or Disclosure of Government-	MAY 2013
Furnished Information Marked with Restrictive Legends
252.227-7026	Deferred Delivery Of Technical Data Or Computer Software	APR 1988
252.227-7027	Deferred Ordering Of Technical Data Or Computer Software	APR 1988
252.227-7030	Technical Data--Withholding Of Payment	MAR 2000
252.227-7037	Validation of Restrictive Markings on Technical Data	JUN 2013
252.227-7039	Patents--Reporting Of Subject Inventions	APR 1990
252.232-7003	Electronic Submission of Payment Requests and Receiving	JUN 2012
Reports
252.232-7010	Levies on Contract Payments	DEC 2006
252.235-7011	Final Scientific or Technical Report	NOV 2004
252.243-7001	Pricing Of Contract Modifications	DEC 1991
252.246-7001	Warranty Of Data	DEC 1991
252.247-7023	Transportation of Supplies by Sea	JUN 2013
252.247-7024	Notification Of Transportation Of Supplies By Sea	MAR 2000

CLAUSES INCORPORATED BY FULL TEXT

52.215-22 LIMITATIONS ON PASS-THROUGH CHARGES--IDENTIFICATION OF SUBCONTRACT EFFORT (OCT 2009)

(a) Definitions. Added value, excessive pass-through charge, subcontract, and subcontractor, as used in this provision, are defined in the clause of this solicitation entitled ``Limitations on Pass-Through Charges’’ (FAR 52.215-23).

(b) General. The offeror’s proposal shall exclude excessive pass-through charges.

(c) Performance of work by the Contractor or a subcontractor. (1) The offeror shall identify in its proposal the total cost of the work to be performed by the offeror, and the total cost of the work to be performed by each subcontractor, under the contract, task order, or delivery order.

(2) If the offeror intends to subcontract more than 70 percent of the total cost of work to be performed under the contract, task order, or delivery order, the offeror shall identify in its proposal--

(i) The amount of the offeror’s indirect costs and profit/fee applicable to the work to be performed by the subcontractor(s); and

(ii) A description of the added value provided by the offeror as related to the work to be performed by the subcontractor(s).

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(3) If any subcontractor proposed under the contract, task order, or delivery order intends to subcontract to a lower-tier subcontractor more than 70 percent of the total cost of work to be performed under its subcontract, the offeror shall identify in its proposal--

(i) The amount of the subcontractor’s indirect costs and profit/fee applicable to the work to be performed by the lower-tier subcontractor(s); and

(ii) A description of the added value provided by the subcontractor as related to the work to be performed by the lower-tier subcontractor(s).

(End of provision)

52.219-28 POST-AWARD SMALL BUSINESS PROGRAM REREPRESENTATION (APR 2012)

(a) Definitions. As used in this clause--

Long-term contract means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

Small business concern means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause. Such a concern is ``not dominant in its field of operation’’ when it does not exercise a controlling or major influence on a national basis in a kind of business activity in which a number of business concerns are primarily engaged. In determining whether dominance exists, consideration shall be given to all appropriate factors, including volume of business, number of employees, financial resources, competitive status or position, ownership or control of materials, processes, patents, license agreements, facilities, sales territory, and nature of business activity.

(b) If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall rerepresent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3) For long-term contracts--

(i) Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii) Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

(c) The Contractor shall rerepresent its size status in accordance with the size standard in effect at the time of this rerepresentation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/content/table-small-business-size-standards.

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(d) The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e) Except as provided in paragraph (g) of this clause, the Contractor shall make the rerepresentation required by paragraph (b) of this clause by validating or updating all its representations in the Online Representations and Certifications Application and its data in the Central Contractor Registration, as necessary, to ensure that they reflect the Contractor’s current status. The Contractor shall notify the contracting office in writing within the timeframes specified in paragraph (b) of this clause that the data have been validated or updated, and provide the date of the validation or update.

(f) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

(g) If the Contractor does not have representations and certifications in ORCA, or does not have a representation in ORCA for the NAICS code applicable to this contract, the Contractor is required to complete the following rerepresentation and submit it to the contracting office, along with the contract number and the date on which the rerepresentation was completed:

The Contractor represents that it (X)) is, ( ) is not a small business concern under NAICS Code 541712- assigned to contract number HQ0147-14-C-7002.

(Contractor to sign and date and insert authorized signer’s name and title).
(End of clause)

252.209-7999 REPRESENTATION BY CORPORATIONS REGARDING AN UNPAID DELINQUENT TAX LIABILITY OR A FELONY CONVICTION UNDER ANY FEDERAL LAW (DEVIATION 2012-O0004) (JAN 2012)

(a) In accordance with sections 8124 and 8125 of Division A of the Consolidated Appropriations Act, 2012,(Pub. L. 112-74) none of the funds made available by that Act may be used to enter into a contract with any corporation that—
(1) Has any unpaid Federal tax liability that has been assessed, for which all judicial and administrative remedies have been exhausted or have lapsed, and that is not being paid in a timely manner pursuant to an agreement with the authority responsible for collecting the tax liability, where the awarding agency is aware of the unpaid tax liability, unless the agency has considered suspension or debarment of the corporation and made a determination that this further action is not necessary to protect the interests of the Government.
(2) Was convicted of a felony criminal violation under any Federal law within the preceding 24 months, where the awarding agency is aware of the conviction, unless the agency has considered suspension or debarment of the corporation and made a determination that this action is not necessary to protect the interests of the Government.
(b) The Offeror represents that—

(1) It is [ ___ ] is not [X ] a corporation that has any unpaid Federal tax liability that has been assessed, for which all judicial and administrative remedies have been exhausted or have lapsed, and that is not being paid in a timely manner pursuant to an agreement with the authority responsible for collecting the tax liability,

(2) It is [ ___ ] is not [X ] a corporation that was convicted of a felony criminal violation under a Federal law within the preceding 24 months.

(End of provision)

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252.227-7017 IDENTIFICATION AND ASSERTION OF USE, RELEASE, OR DISCLOSURE RESTRICTIONS. (JAN 2011)

(a) The terms used in this provision are defined in following clause or clauses contained in this solicitation--

(1) If a successful offeror will be required to deliver technical data, the Rights in Technical Data--Noncommercial Items clause, or, if this solicitation contemplates a contract under the Small Business Innovation Research Program, the Rights in Noncommercial Technical Data and Computer Software--Small Business Innovation Research (SBIR) Program clause.

(2) If a successful offeror will not be required to deliver technical data, the Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation clause, or, if this solicitation contemplates a contract under the Small Business Innovation Research Program, the Rights in Noncommercial Technical Data and Computer Software--Small Business Innovation Research (SBIR) Program clause.

(b) The identification and assertion requirements in this provision apply only to technical data, including computer software documents, or computer software to be delivered with other than unlimited rights. For contracts to be awarded under the Small Business Innovation Research Program, the notification requirements do not apply to technical data or computer software that will be generated under the resulting contract. Notification and identification is not required for restrictions based solely on copyright.

(c) Offers submitted in response to this solicitation shall identify, to the extent known at the time an offer is submitted to the Government, the technical data or computer software that the Offeror, its subcontractors or suppliers, or potential subcontractors or suppliers, assert should be furnished to the Government with restrictions on use, release, or disclosure.

(d) The Offeror’s assertions, including the assertions of its subcontractors or suppliers or potential subcontractors or suppliers shall be submitted as an attachment to its offer in the following format, dated and signed by an official authorized to contractually obligate the Offeror:

Identification and Assertion of Restrictions on the Government’s Use, Release, or Disclosure of Technical Data or Computer Software.

The Offeror asserts for itself, or the persons identified below, that the Government’s rights to use, release, or disclose the following technical data or computer software should be restricted:

Technical Data or Computer Software to be Furnished With Restrictions *	Basis for Assertion **	Asserted Rights Category ***	Name of Person Asserting Restrictions ****
(LIST) *****	(LIST)	(LIST)	(LIST)

*For technical data (other than computer software documentation) pertaining to items, components, or processes developed at private expense, identify both the deliverable technical data and each such items, component, or process. For computer software or computer software documentation identify the software or documentation.

**Generally, development at private expense, either exclusively or partially, is the only basis for asserting restrictions. For technical data, other than computer software documentation, development refers to development of the item, component, or process to which the data pertain. The Government’s rights in computer software documentation generally may not be restricted. For computer software, development refers to the software. Indicate whether development was accomplished exclusively or partially at private expense. If development was not accomplished at private expense, or for computer software documentation, enter the specific basis for asserting restrictions.

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***Enter asserted rights category (e.g., government purpose license rights from a prior contract, rights in SBIR data generated under another contract, limited, restricted, or government purpose rights under this or a prior contract, or specially negotiated licenses).

****Corporation, individual, or other person, as appropriate.

*****Enter “none” when all data or software will be submitted without restrictions.

Date __________________________________________________

Printed Name and Title ________________________________

Signature _____________________________________________

(End of identification and assertion)

(e) An offeror’s failure to submit, complete, or sign the notification and identification required by paragraph (d) of this provision with its offer may render the offer ineligible for award.

(f) If the Offeror is awarded a contract, the assertions identified in paragraph (d) of this provision shall be listed in an attachment to that contract. Upon request by the Contracting Officer, the Offeror shall provide sufficient information to enable the Contracting Officer to evaluate any listed assertion.

(End of provision)

252.227-7018 RIGHTS IN NONCOMMERCIAL TECHNICAL DATA AND COMPUTER SOFTWARE--SMALL BUSINESS INNOVATION RESEARCH (SBIR) PROGRAM. (MAY 2013)

(a) Definitions. As used in this clause--

(1) “Commercial computer software” means software developed or regularly used for nongovernmental purposes which--

(i) Has been sold, leased, or licensed to the public;

(ii) Has been offered for sale, lease, or license to the public;

(iii) Has not been offered, sold, leased, or licensed to the public but will be available for commercial sale, lease, or license in time to satisfy the delivery requirements of this contract; or

(iv) Satisfies a criterion expressed in paragraph (a)(1)(i), (ii), or (iii) of this clause and would require only minor modification to meet the requirements of this contract.

(2) “Computer database” means a collection of recorded data in a form capable of being processed by a computer. The term does not include computer software.

(3) “Computer program” means a set of instructions, rules, or routines, recorded in a form that is capable of causing a computer to perform a specific operation or series of operations.

(4) “Computer software” means computer programs, source code, source code listings, object code listings, design details, algorithms, processes, flow charts, formulae, and related material that would enable the software to be reproduced, re-created, or recompiled. Computer software does not include computer databases or computer software documentation.

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(5) “Computer software documentation” means owner’s manuals, user’s manuals, installation instructions, operating instructions, and other similar items, regardless of storage medium, that explain the capabilities of the computer software or provide instructions for using the software.

(6) Covered Government support contractor means a contractor under a contract, the primary purpose of which is to furnish independent and impartial advice or technical assistance directly to the Government in support of the Government’s management and oversight of a program or effort (rather than to directly furnish an end item or service to accomplish a program or effort), provided that the contractor--

(i) Is not affiliated with the prime contractor or a first-tier subcontractor on the program or effort, or with any direct competitor of such prime contractor or any such first-tier subcontractor in furnishing end items or services of the type developed or produced on the program or effort; and

(ii) Receives access to the technical data or computer software for performance of a Government contract that contains the clause at 252.227-7025, Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends.

(7) “Detailed manufacturing or process data” means technical data that describe the steps, sequences, and conditions of manufacturing, processing or assembly used by the manufacturer to produce an item or component or to perform a process.

(8) “Developed” means--

(i) (Applicable to technical data other than computer software documentation.) An item, component, or process, exists and is workable. Thus, the item or component must have been constructed or the process practiced. Workability is generally established when the item, component, or process has been analyzed or tested sufficiently to demonstrate to reasonable people skilled in the applicable art that there is a high probability that it will operate as intended. Whether, how much, and what type of analysis or testing is required to establish workability depends on the nature of the item, component, or process, and the state of the art. To be considered “developed,” the item, component, or process need not be at the stage where it could be offered for sale or sold on the commercial market, nor must the item, component or process be actually reduced to practice within the meaning of Title 35 of the United States Code;

(ii) A computer program has been successfully operated in a computer and tested to the extent sufficient to demonstrate to reasonable persons skilled in the art that the program can reasonably be expected to perform its intended purpose;

(iii) Computer software, other than computer programs, has been tested or analyzed to the extent sufficient to demonstrate to reasonable persons skilled in the art that the software can reasonably be expected to perform its intended purpose; or

(iv) Computer software documentation required to be delivered under a contract has been written, in any medium, in sufficient detail to comply with requirements under that contract.

(9) “Developed exclusively at private expense” means development was accomplished entirely with costs charged to indirect cost pools, costs not allocated to a government contract, or any combination thereof.

(i) Private expense determinations should be made at the lowest practicable level.

(ii) Under fixed-price contracts, when total costs are greater than the firm-fixed-price or ceiling price of the contract, the additional development costs necessary to complete development shall not be considered when determining whether development was at government, private, or mixed expense.

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(10) “Developed exclusively with government funds” means development was not accomplished exclusively or partially at private expense.

(11) “Developed with mixed funding” means development was accomplished partially with costs charged to indirect cost pools and/or costs not allocated to a government contract, and partially with costs charged directly to a government contract.

(12) “Form, fit, and function data” means technical data that describe the required overall physical, functional, and performance characteristics (along with the qualification requirements, if applicable) of an item, component, or process to the extent necessary to permit identification of physically and functionally interchangeable items.

(13) “Generated” means technical data or computer software first created in the performance of this contract.

(14) “Government purpose” means any activity in which the United States Government is a party, including cooperative agreements with international or multi-national defense organizations or sales or transfers by the United States Government to foreign governments or international organizations. Government purposes include competitive procurement, but do not include the rights to use, modify, reproduce, release, perform, display, or disclose technical data or computer software for commercial purposes or authorize others to do so.

(15) ``Limited rights’’ means the rights to use, modify, reproduce, release, perform, display, or disclose technical data, in whole or in part, within the Government. The Government may not, without the written permission of the party asserting limited rights, release or disclose the technical data outside the Government, use the technical data for manufacture, or authorize the technical data to be used by another party, except that the Government may reproduce, release, or disclose such data or authorize the use or reproduction of the data by persons outside the Government if—

(i) The reproduction, release, disclosure, or use is--

(A) Necessary for emergency repair and overhaul; or

(B) A release or disclosure to—

(1) A covered Government support contractor in performance of its covered Government support contracts for use, modification, reproduction, performance, display, or release or disclosure to a person authorized to receive limited rights technical data; or

(2) A foreign government, of technical data other than detailed manufacturing or process data, when use of such data by the foreign government is in the interest of the Government and is required for evaluational or informational purposes;

(ii) The recipient of the technical data is subject to a prohibition on the further reproduction, release, disclosure, or use of the technical data; and

(iii) The contractor or subcontractor asserting the restriction is notified of such reproduction, release, disclosure, or use.

(16) “Minor modification” means a modification that does not significantly alter the nongovernmental function or purpose of computer software or is of the type customarily provided in the commercial marketplace.

(17) “Noncommercial computer software” means software that does not qualify as commercial computer software under paragraph (a)(1) of this clause.

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(18) “Restricted rights” apply only to noncommercial computer software and mean the Government’s rights to--

(i) Use a computer program with one computer at one time. The program may not be accessed by more than one terminal or central processing unit or time shared unless otherwise permitted by this contract;

(ii) Transfer a computer program to another Government agency without the further permission of the Contractor if the transferor destroys all copies of the program and related computer software documentation in its possession and notifies the licensor of the transfer. Transferred programs remain subject to the provisions of this clause;

(iii) Make the minimum number of copies of the computer software required for safekeeping (archive), backup, or modification purposes;

(iv) Modify computer software provided that the Government may--

(A) Use the modified software only as provided in paragraphs (a)(18)(i) and (iii) of this clause; and

(B) Not release or disclose the modified software except as provided in paragraphs (a)(18)(ii), (v), (vi), and (vii) of this clause;

(v) Permit contractors or subcontractors performing service contracts (see 37.101 of the Federal Acquisition Regulation) in support of this or a related contract to use computer software to diagnose and correct deficiencies in a computer program, to modify computer software to enable a computer program to be combined with, adapted to, or merged with other computer programs or when necessary to respond to urgent tactical situations, provided that—

(A) The Government notifies the party which has granted restricted rights that a release or disclosure to particular contractors or subcontractors was made;

(B) Such contractors or subcontractors are subject to the non-disclosure agreement at 227.7103-7 of the Defense Federal Acquisition Regulation Supplement or are Government contractors receiving access to the software for performance of a Government contract that contains the clause at 252.227-7025, Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends;

(C) The Government shall not permit the recipient to decompile, disassemble, or reverse engineer the software, or use software decompiled, disassembled, or reverse engineered by the Government pursuant to paragraph (a)(18)(iv) of this clause, for any other purpose; and

(D) Such use is subject to the limitations in paragraphs (a)(18)(i) through (iii) of this clause;

(vi) Permit contractors or subcontractors performing emergency repairs or overhaul of items or components of items procured under this or a related contract to use the computer software when necessary to perform the repairs or overhaul, or to modify the computer software to reflect the repairs or overhaul made, provided that—

(A) The intended recipient is subject to the non-disclosure agreement at 227.7103-7 or is a Government contractor receiving access to the software for performance of a Government contract that contains the clause at 252.227-7025, Limitations on the Use or Disclosure of Government Furnished Information Marked with Restrictive Legends;

(B) The Government shall not permit the recipient to decompile, disassemble, or reverse engineer the software, or use software decompiled, disassembled, or reverse engineered by the Government pursuant to paragraph (a)(18)(iv) of this clause, for any other purpose; and

(C) Such use is subject to the limitations in paragraphs (a)(18)(i) through (iii) of this clause; and

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(vii) Permit covered Government support contractors in the performance of Government contracts that contain the clause at 252.227-7025, Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends, to use, modify, reproduce, perform, display, or release or disclose the computer software to a person authorized to receive restricted rights computer software, provided that—

(A) The Government shall not permit the covered Government support contractor to decompile, disassemble, or reverse engineer the software, or use software decompiled, disassembled, or reverse engineered by the Government pursuant to paragraph (a)(18)(iv) of this clause, for any other purpose; and

(B) Such use is subject to the limitations in paragraphs (a)(18)(i) through (iv) of this clause.

(19) ``SBIR data rights’’ means the Government’s rights during the SBIR data protection period (specified in paragraph (b)(4) of this clause) to use, modify, reproduce, release, perform, display, or disclose technical data or computer software generated a SBIR award as follows:

(i) Limited rights in such SBIR technical data; and

(ii) Restricted rights in such SBIR computer software.

(20) “Technical data” means recorded information, regardless of the form or method of the recording, of a scientific or technical nature (including computer software documentation). The term does not include computer software or data incidental to contract administration, such as financial and/or management information.

(21) “Unlimited rights” means rights to use, modify, reproduce, release, perform, display, or disclose, technical data or computer software in whole or in part, in any manner and for any purpose whatsoever, and to have or authorize others to do so.

(b) Rights in technical data and computer software. The Contractor grants or shall obtain for the Government the following royalty-free, world-wide, nonexclusive, irrevocable license rights in technical data or noncommercial computer software. All rights not granted to the Government are retained by the Contractor.

(1) Unlimited rights. The Government shall have unlimited rights in technical data, including computer software documentation, or computer software generated under this contract that are--

(i) Form, fit, and function data;

(ii) Necessary for installation, operation, maintenance, or training purposes (other than detailed manufacturing or process data);

(iii) Corrections or changes to Government-furnished technical data or computer software;

(iv) Otherwise publicly available or have been released or disclosed by the Contractor or a subcontractor without restrictions on further use, release or disclosure other than a release or disclosure resulting from the sale, transfer, or other assignment of interest in the technical data or computer software to another party or the sale or transfer of some or all of a business entity or its assets to another party;

(v) Data or software in which the Government has acquired previously unlimited rights under another Government contract or through a specific license; and

(vi) SBIR data upon expiration of the SBIR data rights period.

(2) Limited rights. The Government shall have limited rights in technical data, that were not generated under this contract, pertain to items, components or processes developed exclusively at private expense, and are marked, in accordance with the marking instructions in paragraph (f)(1) of this clause, with the legend prescribed in paragraph (f)(2) of this clause.

(3) Restricted rights in computer software. The Government shall have restricted rights in noncommercial computer software required to be delivered or otherwise furnished to the Government under this contract that were developed exclusively at private expense and were not generated under this contract.

HQ0147-14-C-7002

(4) SBIR data rights. Except for technical data, including computer software documentation, or computer software in which the Government has unlimited rights under paragraph (b)(1) of this clause, the Government shall have SBIR data rights in all technical data or computer software generated under this contract during the period commencing with contract award and ending upon the date five years after completion of the project from which such data were generated.

(5) Specifically negotiated license rights. The standard license rights granted to the Government under paragraphs (b)(1) through (b)(4) of this clause may be modified by mutual agreement to provide such rights as the parties consider appropriate but shall not provide the Government lesser rights in technical data, including computer software documentation, than are enumerated in paragraph (a)(15) of this clause or lesser rights in computer software than are enumerated in paragraph (a)(18) of this clause. Any rights so negotiated shall be identified in a license agreement made part of this contract.

(6) Prior government rights. Technical data, including computer software documentation, or computer software that will be delivered, furnished, or otherwise provided to the Government under this contract, in which the Government has previously obtained rights shall be delivered, furnished, or provided with the pre-existing rights, unless--

(i) The parties have agreed otherwise; or

(ii) Any restrictions on the Government’s rights to use, modify, release, perform, display, or disclose the technical data or computer software have expired or no longer apply.

(7) Release from liability. The Contractor agrees to release the Government from liability for any release or disclosure of technical data, computer software, or computer software documentation made in accordance with paragraph (a)(14), (a)(17), or (b)(4) of this clause, or in accordance with the terms of a license negotiated under paragraph (b)(5) of this clause, or by others to whom the recipient has released or disclosed the data, software, or documentation and to seek relief solely from the party who has improperly used, modified, reproduced, released, performed, displayed, or disclosed Contractor data or software marked with restrictive legends.

(8) Covered Government support contractors. The Contractor acknowledges that--

(i) Limited rights technical data and restricted rights computer software are authorized to be released or disclosed to covered Government support contractors;

(ii) The Contractor will be notified of such release or disclosure;

(iii) The Contractor may require each such covered Government support contractor to enter into a non-disclosure agreement directly with the Contractor (or the party asserting restrictions as identified in a restrictive legend) regarding the covered Government support contractor’s use of such data or software, or alternatively that the Contractor (or party asserting restrictions) may waive in writing the requirement for a non-disclosure agreement; and

(iv) Any such non-disclosure agreement shall address the restrictions on the covered Government support contractor’s use of the data or software as set forth in the clause at 252.227-7025, Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends. The non-disclosure agreement shall not include any additional terms and conditions unless mutually agreed to by the parties to the non-disclosure agreement.

(c) Rights in derivative computer software or computer software documentation. The Government shall retain its rights in the unchanged portions of any computer software or computer software documentation delivered under this contract that the Contractor uses to prepare, or includes in, derivative software or documentation.

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(d) Third party copyrighted technical data and computer software. The Contractor shall not, without the written approval of the Contracting Officer, incorporate any copyrighted technical data, including computer software documentation, or computer software in the data or software to be delivered under this contract unless the Contractor is the copyright owner or has obtained for the Government the license rights necessary to perfect a license or licenses in the deliverable data or software of the appropriate scope set forth in paragraph (b) of this clause and, prior to delivery of such--

(1) Technical data, has affixed to the transmittal document a statement of the license rights obtained; or

(2) Computer software, has provided a statement of the license rights obtained in a form acceptable to the Contracting Officer.

(e) Identification and delivery of technical data or computer software to be furnished with restrictions on use, release, or disclosure. (1) This paragraph does not apply to technical data or computer software that were or will be generated under this contract or to restrictions based solely on copyright.

(2) Except as provided in paragraph (e)(3) of this clause, technical data or computer software that the Contractor asserts should be furnished to the Government with restrictions on use, release, or disclosure is identified in an attachment to this contract (the Attachment). The Contractor shall not deliver any technical data or computer software with restrictive markings unless the technical data or computer software are listed on the Attachment.

(3) In addition to the assertions made in the Attachment, other assertions may be identified after award when based on new information or inadvertent omissions unless the inadvertent omissions would have materially affected the source selection decision. Such identification and assertion shall be submitted to the Contracting Officer as soon as practicable prior to the scheduled date for delivery of the technical data or computer software, in the following format, and signed by an official authorized to contractually obligate the Contractor:

Identification and Assertion of Restrictions on the Government’s Use, Release, or Disclosure of Technical Data or Computer Software.

The Contractor asserts for itself, or the persons identified below, that the Government’s rights to use, release, or disclose the following technical data or computer software should be restricted:

Technical Data or Computer Software to be Furnished With Restrictions *	Basis for Assertion **	Asserting Rights Category ***	Name of Person Asserted Restrictions ****

(LIST)	(LIST)	(LIST)	(LIST)

\1\ If the assertion is applicable to items, components, or processes developed at private expense, identify both the technical data and each such item, component, or process.

\2\ Generally, development at private expense, either exclusively or partially, is the only basis for asserting restrictions on the Government’s rights to use, release, or disclose technical data or computer software. Indicate whether development was exclusively or partially at private expense. If development was not at private expense, enter the specific reason for asserting that the Government’s rights should be restricted.

\3\ Enter asserted rights category (e.g., limited rights, restricted rights, government purpose rights, or government purpose license rights from a prior contract, SBIR data rights under another contract, or specifically negotiated licenses).

\4\ Corporation, individual, or other person, as appropriate.

Date __________________________________________________

Printed Name and Title ________________________________

Signature _____________________________________________

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(End of identification and assertion)

(4) When requested by the Contracting Officer, the Contractor shall provide sufficient information to enable the Contracting Officer to evaluate the Contractor’s assertions. The Contracting Officer reserves the right to add the Contractor’s assertions to the Attachment and validate any listed assertions, at a later date, in accordance with the procedures of the Validation of Asserted Restrictions--Computer Software and/or Validation of Restrictive Markings on Technical Data clauses of this contract.

(f) Marking requirements. The Contractor, and its subcontractors or suppliers, may only assert restrictions on the Government’s rights to use, modify, reproduce, release, perform, display, or disclose technical data or computer software to be delivered under this contract by marking the deliverable data or software subject to restriction. Except as provided in paragraph (f)(6) of this clause, only the following markings are authorized under this contract: the limited rights legend at paragraph (f)(2) of this clause; the restricted rights legend at paragraph (f)(3) of this clause, the SBIR data rights legend at paragraph (f)(4) of this clause, or the special license rights legend at paragraphs (f)(5) of this clause; and/or a notice of copyright as prescribed under 17 U.S.C. 401 or 402.

(1) General marking instructions. The Contractor, or its subcontractors or suppliers, shall conspicuously and legibly mark the appropriate legend to all technical data and computer software that qualify for such markings. The authorized legends shall be placed on the transmittal document or storage container and, for printed material, each page of the printed material containing technical data or computer software for which restrictions are asserted. When only portions of a page of printed material are subject to the asserted restrictions, such portions shall be identified by circling, underscoring, with a note, or other appropriate identifier. Technical data or computer software transmitted directly from one computer or computer terminal to another shall contain a notice of asserted restrictions. However, instructions that interfere with or delay the operation of computer software in order to display a restrictive rights legend or other license statement at any time prior to or during use of the computer software, or otherwise cause such interference or delay, shall not be inserted in software that will or might be used in combat or situations that simulate combat conditions, unless the Contracting Officer’s written permission to deliver such software has been obtained prior to delivery. Reproductions of technical data, computer software, or any portions thereof subject to asserted restrictions shall also reproduce the asserted restrictions.

(2) Limited rights markings. Technical data not generated under this contract that pertain to items, components, or processes developed exclusively at private expense and delivered or otherwise furnished with limited rights shall be marked with the following legend:

Limited Rights
Contract No. __________________________________________

Contractor Name _______________________________________

Contractor Address ____________________________________

The Government’s rights to use, modify, reproduce, release, perform, display, or disclose these technical data are restricted by paragraph (b)(2) of the Rights in Noncommercial Technical Data and Computer Software--Small Business Innovation Research (SBIR) Program clause contained in the above identified contract. Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings. Any person, other than the Government, who has been provided access to such data must promptly notify the above named Contractor.

(End of legend)

(3) Restricted rights markings. Computer software delivered or otherwise furnished to the Government with restricted rights shall be marked with the following legend:

Restricted Rights

Contract No. __________________________________________

Contractor Name _______________________________________

Contractor Address ____________________________________

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The Government’s rights to use, modify, reproduce, release, perform, display, or disclose this software are restricted by paragraph (b)(3) of the Rights in Noncommercial Technical Data and Computer Software--Small Business Innovation Research (SBIR) Program clause contained in the above identified contract. Any reproduction of computer software or portions thereof marked with this legend must also reproduce the markings. Any person, other than the Government, who has been provided access to such data must promptly notify the above named Contractor.

(End of legend)

(4) SBIR data rights markings: Except for technical data or computer software in which the Government has acquired unlimited rights under paragraph (b)(1) of this clause, or negotiated special license rights as provided in paragraph (b)(5) of this clause, technical data or computer software generated under this contract shall be marked with the following legend. The Contractor shall enter the expiration date for the SBIR data rights period on the legend:

SBIR Data Rights

Contract No. __________________________________________

Contractor Name _______________________________________

Address _______________________________________________

Expiration of SBIR Data Rights Period _________________

The Government’s rights to use, modify, reproduce, release, perform, display, or disclose technical data or computer software marked with this legend are restricted during the period shown as provided in paragraph (b)(4) of the Rights in Noncommercial Technical Data and Computer Software--Small Business Innovation Research (SBIR) Program clause contained in the above identified contract. No restrictions apply after the expiration date shown above. Any reproduction of technical data, computer software, or portions thereof marked with this legend must also reproduce the markings.

(End of legend)

(5) Special license rights markings. (i) Technical data or computer software in which the Government’s rights stem from a specifically negotiated license shall be marked with the following legend:

Special License Rights

The Government’s rights to use, modify, reproduce, release, perform, display, or disclose this technical data or computer software are restricted by Contract No. ________________ (Insert contract number) ________________, License No. ________________ (Insert license identifier) ________________. Any reproduction of technical data, computer software, or portions thereof marked with this legend must also reproduce the markings.

(end of legend)

(ii) For purposes of this clause, special licenses do not include government purpose license rights acquired under a prior contract (see paragraph (b)(6) of this clause).

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(6) Pre-existing data markings. If the terms of a prior contract or license permitted the Contractor to restrict the Government’s rights to use, modify, reproduce, release, perform, display, or disclose technical data or computer software, and those restrictions are still applicable, the Contractor may mark such data or software with the appropriate restrictive legend for which the data or software qualified under the prior contract or license. The marking procedures in paragraph (f)(1) of this clause shall be followed.

(g) Contractor procedures and records. Throughout performance of this contract, the Contractor, and its subcontractors or suppliers that will deliver technical data or computer software with other than unlimited rights, shall--

(1) Have, maintain, and follow written procedures sufficient to assure that restrictive markings are used only when authorized by the terms of this clause; and

(2) Maintain records sufficient to justify the validity of any restrictive markings on technical data or computer software delivered under this contract.

(h) Removal of unjustified and nonconforming markings.

(1) Unjustified markings. The rights and obligations of the parties regarding the validation of restrictive markings on technical data or computer software furnished or to be furnished under this contract are contained in the Validation of Restrictive Markings on Technical Data and the Validation of Asserted Restrictions--Computer Software clauses of this contract, respectively. Notwithstanding any provision of this contract concerning inspection and acceptance, the Government may ignore or, at the Contractor’s expense, correct or strike a marking if, in accordance with the applicable procedures of those clauses, a restrictive marking is determined to be unjustified.

(2) Nonconforming markings. A nonconforming marking is a marking placed on technical data or computer software delivered or otherwise furnished to the Government under this contract that is not in the format authorized by this contract. Correction of nonconforming markings is not subject to the Validation of Restrictive Markings on Technical Data or the Validation of Asserted Restrictions--Computer Software clause of this contract. If the Contracting Officer notifies the Contractor of a nonconforming marking or markings and the Contractor fails to remove or correct such markings within sixty (60) days, the Government may ignore or, at the Contractor’s expense, remove or correct any nonconforming markings.

(i) Relation to patents. Nothing contained in this clause shall imply a license to the Government under any patent or be construed as affecting the scope of any license or other right otherwise granted to the Government under any patent.

(j) Limitation on charges for rights in technical data or computer software. (1) The Contractor shall not charge to this contract any cost, including but not limited to, license fees, royalties, or similar charges, for rights in technical data or computer software to be delivered under this contract when--

(i) the Government has acquired, by any means, the same or greater rights in the data or software; or

(ii) The data are available to the public without restrictions.

(2) The limitation in paragraph (j)(1) of this clause--

(i) Includes costs charged by a subcontractor or supplier, at any tier, or costs incurred by the Contractor to acquire rights in subcontractor of supplier technical data or computer software, if the subcontractor or supplier has been paid for such rights under any other Government contract or under a license conveying the rights to the Government; and

(ii) does not include the reasonable costs of reproducing, handling, or mailing the documents or other media in which the technical data or computer software will be delivered.

(k) Applicability to subcontractors or suppliers. (1) the Contractor shall assure that the rights afforded its subcontractors and suppliers under 10 U.S.C. 2320, 10 U.S.C. 2321, and the identification, assertion, and delivery processes required by paragraph (e) of this clause are recognized and protected.

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(2) Whenever any noncommercial technical data or computer software is to be obtained from a subcontractor or supplier for delivery to the Government under this contract, the Contractor shall use this same clause in the subcontract or other contractual instrument, and require its subcontractors or suppliers to do so, without alteration, except to identify the parties. The Contractor shall use the Technical Data--Commercial Items clause of this contract to obtain technical data pertaining to commercial items, components, or processes. No other clause shall be used to enlarge or diminish the Government’s, the Contractor’s, or a higher tier subcontractor’s or supplier’s rights in a subcontractor’s or supplier’s technical data or computer software.

(3) Technical data required to be delivered by a subcontractor or supplier shall normally be delivered to the next higher tier contractor, subcontractor, or supplier. However, when there is a requirement in the prime contract for technical data which may be submitted with other than unlimited rights by a subcontractor or supplier, then said subcontractor or supplier may fulfill its requirement by submitting such technical data directly to the Government, rather than through a higher tier contractor, subcontractor, or supplier.

(4) The Contractor and higher tier subcontractors or suppliers shall not use their power to award contracts as economic leverage to obtain rights in technical data or computer software from their subcontractors or suppliers.

(5) In no event shall the Contractor use its obligation to recognize and protect subcontractor or supplier rights in technical data or computer software as an excuse for failing to satisfy its contractual obligation to the Government.

(End of clause)

252.232-7006 WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (MAY 2013)

(a) Definitions. As used in this clause--

Department of Defense Activity Address Code (DoDAAC) is a six position code that uniquely identifies a unit, activity, or organization.

Document type means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).

Local processing office (LPO) is the office responsible for payment certification when payment certification is done external to the entitlement system.

(b) Electronic invoicing. The WAWF system is the method to electronically process vendor payment requests and receiving reports, as authorized by DFARS 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(c) WAWF access. To access WAWF, the Contractor shall--

(1) Have a designated electronic business point of contact in the System for Award Management at https://www.acquisition.gov; and

(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this Web site.

(d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at https://wawf.eb.mil/.

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(e) WAWF methods of document submission. Document submissions may be via Web entry, Electronic Data Interchange, or File Transfer Protocol.

(f) WAWF payment instructions. The Contractor must use the following information when submitting payment requests and receiving reports in WAWF for this contract/order:

(1) Document type. The Contractor shall use the following document type(s).

INVOICES

(Contracting Officer: Insert applicable document type(s). Note: If a “Combo” document type is identified but not supportable by the Contractor’s business systems, an “Invoice” (stand-alone) and “Receiving Report” (stand-alone) document type may be used instead.)

(2) Inspection/acceptance location. The Contractor shall select the following inspection/acceptance location(s) in WAWF, as specified by the contracting officer.

DESTINATION

(Contracting Officer: Insert inspection and acceptance locations or “Not applicable”.)

(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

Routing Data Table*
Field Name in WAWF	Data to be entered in WAWF
Pay Official DoDAAC
Issue By DoDAAC
Admin DoDAAC
Inspect By DoDAAC
Ship To Code
Ship From Code
Mark For Code
Service Approver (DoDAAC)
Service Acceptor (DoDAAC)
Accept at Other DoDAAC	N/A
LPO DoDAAC	N/A
DCAA Auditor DoDAAC
Other DoDAAC(s)	N/A

(*Contracting Officer: Insert applicable DoDAAC information or “See schedule” if multiple ship to/acceptance locations apply, or “Not applicable.”)

(4) Payment request and supporting documentation. The Contractor shall ensure a payment request includes appropriate contract line item and subline item descriptions of the work performed or supplies delivered, unit price/cost per unit, fee (if applicable), and all relevant back-up documentation, as defined in DFARS Appendix F, (e.g. timesheets) in support of each payment request.

(5) WAWF email notifications. The Contractor shall enter the email address identified below in the “Send Additional Email Notifications” field of WAWF once a document is submitted in the system.

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(Contracting Officer: Insert applicable email addresses or “Not applicable.”)

(g) WAWF point of contact. (1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity’s WAWF point of contact.

(Contracting Officer: Insert applicable information or “Not applicable.”)

(2) For technical WAWF help, contact the WAWF helpdesk at 866-618-5988. (End of clause)

252.235-7010 Acknowledgment of Support and Disclaimer. (MAY 1995)

(a) The Contractor shall include an acknowledgment of the Government’s support in the publication of any material based on or developed under this contract, stated in the following terms: This material is based upon work supported by the [name of contracting agency(ies)] under Contract No. [Contracting agency(ies) contract number(s)].

(b) All material, except scientific articles or papers published in scientific journals, must, in addition to any notices or disclaimers by the Contractor, also contain the following disclaimer: Any opinions, findings and conclusions or recommendations expressed in this material are those of the author(s) and do not necessarily reflect the views of the [name of contracting agency(ies)].

(End of clause)

HQ0147-14-C-7002

Section J - List of Documents, Exhibits and Other Attachments

LIST OF ATTACHMENTS
Exhibit/Attachment	Table of Contents
DOCUMENT TYPE	DESCRIPTION	PAGES	DATE

Exhibit A	Contract Data	18	22-APR-2014
	Requirements Lists,
	DD Form 1423-1

Attachment 1	Policy Memorandum	02	30-MAY-2012
	No. 51 Organizational
	Conflicts of Interests

Attachment 2	SOW Reference Proposal	39	07-OCT-2013
	Proposal B2-1973
	(Incorporated by Reference)

Attachment 3	Data Rights	05	11-JUN-2014

Attachment 4	Milestone Schedule	02	02-JUL-2014